                                                                   Exhibit 4.49



================================================================================

                        GRANITE BROADCASTING CORPORATION

                                       TO

                              THE BANK OF NEW YORK
                                     Trustee

                              --------------------

                                    Indenture

                            Dated as of May 11, 1998

                              --------------------

                               Up to $200,000,000

                        8 7/8% SENIOR SUBORDINATED NOTES
                                DUE MAY 15, 2008

================================================================================

                        GRANITE BROADCASTING CORPORATION

                 Certain Sections of this Indenture relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                                    Indenture
  Act Section                                                       Section
---------------                                                    ---------
ss. 310(a)(1)     .............................................       609
       (a)(2)     .............................................       609
       (a)(3)     .............................................       Not
                                                                      Applicable
       (a)(4)     .............................................       Not
                                                                      Applicable
       (b)        .............................................       608
                                                                      610
ss. 311(a)        .............................................       613
       (b)        .............................................       613
ss. 312(a)        .............................................       701

       702(a)
       (b)        .............................................       702(b)
       (c)        .............................................       702(c)
ss. 313(a)        .............................................       703(a)
       (a)(4)     .............................................       703(a)
       (b)        .............................................       703(a)
       (c)        .............................................       703(a)
       (d)        .............................................       703(b)
ss. 314(a)        .............................................       704
                                                                      1017
       (b)        .............................................       Not
                                                                      Applicable
       (c)(1)     .............................................       102
       (c)(2)     .............................................       102
       (c)(3)     .............................................       Not
                                                                      Applicable
       (d)        .............................................       Not
                                                                      Applicable
       (e)        .............................................       102

----------

      Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

Trust Indenture                                                    Indenture
  Act Section                                                       Section
---------------                                                    ---------
ss. 315(a)        .............................................       601
       (b)        .............................................       602
       (c)        .............................................       601
       (d)        .............................................       601
       (e)        .............................................       514
ss. 316(a)        .............................................       101
       (a)(1)(A)  .............................................       502

       512
       (a)(1)(B)  .............................................       513
       (a)(2)     .............................................       Not
                                                                      Applicable
       (b)        .............................................       508
       (c)        .............................................       104(c)
ss. 317(a)(1)     .............................................       503
       (a)(2)     .............................................       504
       (b)        .............................................       1003
ss. 318(a)        .............................................       107

----------


      Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page

Parties ..................................................................    1
Recitals of the Company ..................................................    1


                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

      SECTION 101. Definitions ...........................................    2
            7.75% Exchange Debentures ....................................    2
            9 3/8% Note Indenture ........................................    3
            9 3/8% Notes .................................................    3
            10 3/8% Note Indenture .......................................    3
            10 3/8% Notes ................................................    3
            12 3/4% Exchange Debenture Indenture .........................    3
            12 3/4% Exchange Debentures ..................................    3
            12 3/4% Exchangeable Preferred Stock .........................    3
            Act ..........................................................    3
            Additional Interest ..........................................    3
            Additional Original Securities ...............................    4
            Affiliate ....................................................    4
            Agent Bank ...................................................    4
            Asset Disposition ............................................    4
            Attributable Value ...........................................    4
            Average Life .................................................    5
            Board of Directors ...........................................    5
            Board Resolution .............................................    5
            Business Day .................................................    5
            Capital Lease Obligation .....................................    6
            Capital Stock ................................................    6
            Cedel ........................................................    6
            Change of Control ............................................    6
            Commission ...................................................    6
            Common Stock .................................................    6
            Company ......................................................    6
            Company Request" or "Company Order ...........................    6
            Consolidated Cash Flow .......................................    7

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
            Consolidated Income Tax Expense ..............................    7
            Consolidated Interest Expense ................................    7
            Consolidated Net Income ......................................    8
            Consolidated Subsidiaries ....................................    8
            Corporate Trust Office .......................................    8
            corporation ..................................................    8
            Credit Agreement .............................................    8
            Debt .........................................................    9
            Defaulted Interest ...........................................    9
            Depositary ...................................................    9
            Designated Senior Debt .......................................    9
            Disqualified Stock ...........................................    9
            DTC ..........................................................   10
            Euroclear ....................................................   10
            Event of Default .............................................   10
            Exchange Act .................................................   10
            Exchange Offer ...............................................   10
            Exchange Securities ..........................................   10
            Exchangeable Preferred Stock .................................   10
            Global Security ..............................................   10
            Guarantee ....................................................   10
            Holder .......................................................   11
            Incur ........................................................   11
            Indenture ....................................................   11
            Initial Issue Date ...........................................   11
            Interest Payment Date ........................................   11
            Investment ...................................................   11
            Lien .........................................................   12
            Local Marketing Agreement ....................................   12
            Maturity .....................................................   12
            Net Available Proceeds .......................................   12
            Offer to Purchase ............................................   13
            Officers' Certificate ........................................   16
            Opinion of Counsel ...........................................   16
            Original Securities ..........................................   16
            Outstanding ..................................................   16
            Paying Agent .................................................   17
            Payment Blockage Period ......................................   17
            Permitted Holder .............................................   18

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
            Permitted Television Investment ..............................   18
            Person .......................................................   18
            Predecessor Security .........................................   18
            Preferred Stock ..............................................   18
            Pro Forma Consolidated Cash Flow .............................   18
            readily marketable cash equivalents ..........................   19
            Redemption Date ..............................................   20
            Redemption Price .............................................   20
            Regular Record Date ..........................................   20
            Regulation S .................................................   20
            Regulation S Certificate .....................................   20
            Regulation S Global Security .................................   20
            Regulation S Legend ..........................................   20
            Regulation S Securities ......................................   20
            Responsible Officer ..........................................   20
            Rule 144 .....................................................   20
            Rule 144A ....................................................   20
            Rule 144A Securities .........................................   21
            Sale and Leaseback Transaction ...............................   21
            Second Step-Down Date ........................................   21
            Second Step-Up ...............................................   21
            Securities ...................................................   21
            Securities Act ...............................................   21
            Securities Payment ...........................................   21
            Security Register" and "Security Registrar ...................   21
            Senior Debt ..................................................   21
            Senior Nonmonetary Default ...................................   22
            Senior Payment Default .......................................   22
            Special Record Date ..........................................   22
            Stated Maturity ..............................................   22
            Step-Down Date ...............................................   22
            Step-Up ......................................................   22
            Subordinated Debt ............................................   22
            Subsidiary ...................................................   23
            Successor Security ...........................................   23
            Trust Indenture Act ..........................................   23
            Trustee ......................................................   24
            U.S. Person ..................................................   24
            Unrestricted Subsidiary ......................................   25

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
            Vice President ...............................................   26
            Voting Stock .................................................   26
            Wholly Owned Subsidiary ......................................   26
      SECTION 102. Compliance Certificates and Opinions ..................   26
      SECTION 103. Form of Documents Delivered
                    to Trustee ...........................................   27
      SECTION 104. Acts of Holders; Record Dates .........................   28
      SECTION 105. Notices, Etc., to Trustee
                    and Company ..........................................   31
      SECTION 106. Notice to Holders; Waiver .............................   31
      SECTION 107. The Application of Trust
                    Indenture Act ........................................   32
      SECTION 108. Effect of Headings and
                    Table of Contents ....................................   32
      SECTION 109. Successors and Assigns ................................   33
      SECTION 110. Separability Clause ...................................   33
      SECTION 111. Benefits of Indenture .................................   33
      SECTION 112. Governing Law .........................................   33
      SECTION 113. Legal Holidays ........................................   33

                                   ARTICLE TWO

                                 Security Forms

      SECTION 201. Forms Generally; Initial Forms
                    of Rule 144A and Regulation S Securities .............   34
      SECTION 202. Form of Face of Security ..............................   35
      SECTION 203. Form of Reverse of Security ...........................   40
      SECTION 204. Form of Trustee's Certificate of
                    Authentication .......................................   45

                                  ARTICLE THREE

                                 The Securities

      SECTION 301. Title and Terms .......................................   46
      SECTION 302. Denominations .........................................   47

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
      SECTION 303. Execution, Authentication, Delivery
                    and Dating ...........................................   47
      SECTION 304. Temporary Securities ..................................   50
      SECTION 305. Global Securities .....................................   50
      SECTION 306. Registration, Registration of
                    Transfer and Exchange Generally;
                    Restrictions on Transfer and
                    Exchange; Securities Act Legends .....................   52
      SECTION 307. Mutilated, Destroyed, Lost and
                    Stolen Securities ....................................   57
      SECTION 308. Payment of Interest; Interest
                    Rights Preserved .....................................   58
      SECTION 309. Persons Deemed Owners .................................   60
      SECTION 310. Cancellation ..........................................   61
      SECTION 311. Computation of Interest ...............................   61
      SECTION 312. CUSIP Numbers .........................................   62

                                  ARTICLE FOUR

                           Satisfaction and Discharge

      SECTION 401. Satisfaction and Discharge
                    of Indenture .........................................   62
      SECTION 402. Application of Trust Money ............................   63

                                  ARTICLE FIVE

                                    Remedies

      SECTION 501. Events of Default .....................................   64
      SECTION 502. Acceleration of Maturity;
                    Rescission and Annulment .............................   66
      SECTION 503. Collection of Indebtedness and
                    Suits for Enforcement by Trustee .....................   68
      SECTION 504. Trustee May File Proofs of Claim ......................   69
      SECTION 505. Trustee May Enforce Claims Without
                    Possession of Securities .............................   69
      SECTION 506. Application of Money Collected ........................   70
      SECTION 507. Limitation on Suits ...................................   70

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
      SECTION 508. Unconditional Right of Holders
                    to Receive Principal, Premium and Interest ...........   71
      SECTION 509. Restoration of Rights and Remedies ....................   72
      SECTION 510. Rights and Remedies Cumulative ........................   72
      SECTION 511. Delay or Omission Not Waiver ..........................   72
      SECTION 512. Control by Holders ....................................   73
      SECTION 513. Waiver of Past Defaults ...............................   73
      SECTION 514. Undertaking for Costs .................................   74
      SECTION 515. Waiver of Stay or Extension Laws ......................   74

                                   ARTICLE SIX

                                   The Trustee

      SECTION 601. Certain Duties and Responsibilities ...................   74
      SECTION 602. Notice of Defaults ....................................   75
      SECTION 603. Certain Rights of Trustee .............................   75
      SECTION 604. Not Responsible for Recitals
                    or Issuance of Securities ............................   77
      SECTION 605. May Hold Securities ...................................   77
      SECTION 606. Money Held in Trust ...................................   77
      SECTION 607. Compensation and Reimbursement ........................   78
      SECTION 608. Disqualification; Conflicting Interests ...............   79
      SECTION 609. Corporate Trustee Required; Eligibility ...............   79
      SECTION 610. Resignation and Removal; Appointment
                    of Successor .........................................   80
      SECTION 611. Acceptance of Appointment by Successor ................   81
      SECTION 612. Merger, Conversion, Consolidation
                    or Succession to Business ............................   82
      SECTION 613. Preferential Collection
                    of Claims Against Company ............................   82

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
                                  ARTICLE SEVEN

                Holders' Lists and Reports by Trustee and Company

      SECTION 701. Company to Furnish Trustee
                    Names and Addresses of Holders .......................   83
      SECTION 702. Preservation of Information;
                    Communications to Holders ............................   83
      SECTION 703. Reports by Trustee ....................................   84
      SECTION 704. Reports by Company ....................................   84
      SECTION 705. Officers' Certificate with Respect
                    to Change in Interest Rates ..........................   85

                                  ARTICLE EIGHT

                           Merger, Consolidation, Etc.

      SECTION 801. Mergers, Consolidations and Certain
                    Sales of Assets ......................................   85
      SECTION 802. Successor Substituted .................................   87

                                  ARTICLE NINE

                             Supplemental Indentures

      SECTION 901. Supplemental Indentures without
                    Consent of Holders ...................................   87
      SECTION 902. Supplemental Indentures
                    with Consent of Holders ..............................   88
      SECTION 903. Execution of Supplemental Indentures ..................   89
      SECTION 904. Effect of Supplemental Indentures .....................   90
      SECTION 905. Conformity with Trust Indenture Act ...................   90
      SECTION 906. Reference in Securities
                    to Supplemental Indentures ...........................   90
      SECTION 907. Subordination Impaired ................................   90

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
                                   ARTICLE TEN

                                    Covenants

      SECTION 1001. Payment of Principal, Premium and Interest ...........   91
      SECTION 1002. Maintenance of Office or Agency ......................   91
      SECTION 1003. Money for Security Payments
                     to Be Held in Trust .................................   92
      SECTION 1004. Existence ............................................   94
      SECTION 1005. Maintenance of Properties ............................   94
      SECTION 1006. Payment of Taxes and Other Claims ....................   94
      SECTION 1007. Maintenance of Insurance .............................   95
      SECTION 1008. Limitation on Company Debt ...........................   95
      SECTION 1009. Limitation on Certain Debt ...........................   98
      SECTION 1010. Limitation on Restricted Payments ....................   98
      SECTION 1011. Limitations Concerning Distributions
                     by and Transfers to Subsidiaries ....................  101
      SECTION 1012. Limitation on Transactions with Affiliates ...........  102
      SECTION 1013. Limitation on Certain Asset Dispositions .............  103
      SECTION 1014. Limitation on Issuances and Sales
                     of Capital Stock of Wholly Owned
                     Subsidiaries ........................................  106
      SECTION 1015. Limitation on Liens Securing
                     Company Subordinated Debt ...........................  108
      SECTION 1016. Limitation on Guarantees of
                     Company Subordinated Debt ...........................  108
      SECTION 1017. Change of Control ....................................  108
      SECTION 1018. Provision of Financial Information ...................  110
      SECTION 1019. Statement by Officers as to Default ..................  111
      SECTION 1020. Waiver of Certain Covenants ..........................  111

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
                                 ARTICLE ELEVEN

                            Redemption of Securities

      SECTION 1101. Right of Redemption ..................................  112
      SECTION 1102. Applicability of Article .............................  112
      SECTION 1103. Election to Redeem; Notice to Trustee ................  113
      SECTION 1104. Securities to Be Redeemed Pro Rata ...................  113
      SECTION 1105. Notice of Redemption .................................  113
      SECTION 1106. Deposit of Redemption Price ..........................  114
      SECTION 1107. Securities Payable on Redemption Date ................  115
      SECTION 1108. Securities Redeemed in Part ..........................  115

                                 ARTICLE TWELVE

                           Subordination of Securities

      SECTION 1201. Securities Subordinate to Senior Debt ................  116
      SECTION 1202. Payment Over of Proceeds Upon
                     Dissolution, Etc ....................................  116
      SECTION 1203. No Payment When Senior Debt in Default ...............  118
      SECTION 1204. Payment Permitted If No Default ......................  119
      SECTION 1205. Subrogation to Rights of Holders
                     of Senior Debt ......................................  120
      SECTION 1206. Provisions Solely to Define
                     Relative Rights .....................................  120
      SECTION 1207. Trustee to Effectuate Subordination ..................  121
      SECTION 1208. No Waiver of Subordination Provisions ................  121
      SECTION 1209. Notice to Trustee ....................................  122
      SECTION 1210. Reliance on Judicial Order or
                     Certificate of Liquidating Agent ....................  123

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----
      SECTION 1211. Trustee Not Fiduciary for
                     Holders of Senior Debt ..............................  123
      SECTION 1212. Rights of Trustee as Holder of
                     Senior Debt; Preservation of
                     Trustee's Rights ....................................  124
      SECTION 1213. Article Applicable to Paying Agents ..................  124
      SECTION 1214. Defeasance of this Article Twelve ....................  124

                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

      SECTION 1301. Company's Option to Effect
                     Defeasance or Covenant Defeasance ...................  125
      SECTION 1302. Defeasance and Discharge .............................  125
      SECTION 1303. Covenant Defeasance ..................................  126
      SECTION 1304. Conditions to Defeasance or
                     Covenant Defeasance .................................  126
      SECTION 1305. Deposited Money and U.S. Government
                     Obligations to Be Held in Trust;
                     Other Miscellaneous Provisions ......................  129

TESTIMONIUM ..............................................................  131

SIGNATURES AND SEALS .....................................................  131

ACKNOWLEDGMENTS132

ANNEX A -- Form of Regulation S Certificate ..............................  A-1
ANNEX B -- Form of Restricted Securities Certificate .....................  B-1
ANNEX C -- Form of Unrestricted Securities Certificate ...................  C-1
ANNEX D -- Form of Certification to be Given by Holders
           of Beneficial Interest in a Regulation S
           Temporary Global Security .....................................  D-1
ANNEX E -- Form of Certification to be Given by the
           Euroclear Operator or Cedel S.A. ..............................  E-1

----------

      Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

            INDENTURE, dated as of May 15, 1998 between Granite Broadcasting Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 767 Third Avenue, 28th Floor, New York, New York, and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

            The Company has duly authorized the creation of an issue of up to $200,000,000 aggregate principal amount of (A) its Senior Subordinated Notes due May 15, 2008 (the "Securities") and (B) its Senior Subordinated Notes due May 15, 2008 (the "Exchange Securities" and collectively with the Securities, the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. The Securities and the Exchange Securities shall rank pari passu.

            All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

SECTION 101. Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein) and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as consistently applied by the Company at the date of such computation; and

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            Certain terms, used principally in Article Six, are defined in that Article.

            "7.75% Exchange Debentures" means the 7.75% Junior Subordinated Convertible Debentures due 2005 that the Company may issue at its election in exchange for the Exchangeable Preferred Stock in accordance with the terms of the Exchangeable Preferred Stock as such terms exist on the date of this Indenture.

            "9 3/8% Note Indenture" means the Indenture dated as of February 22, 1996 between the Company and The Bank of New York, as Trustee, as such Indenture exists on the date of this Indenture.

            "9 3/8% Notes" means the 9 3/8% Series A Senior Subordinated Notes due December 1, 2005 of the Company issued pursuant to the 9 3/8% Note Indenture and outstanding on the date of this Indenture.

            "10 3/8% Note Indenture" means the Indenture dated as of May 19, 1995 between the Company and United States Trust Company of New York, as Trustee, as such Indenture exists on the date of this Indenture.

            "10 3/8% Notes" means the 10 3/8% Senior Subordinated Notes due May 15, 2005 of the Company issued pursuant to the 10 3/8% Note Indenture and outstanding on the date of this Indenture.

            "12 3/4% Exchange Debenture Indenture" means the Indenture dated as of January 31, 1997 between the Company and The Bank of New York, as Trustee, as such Indenture exists on the date of this Indenture.

            "12 3/4% Exchange Debentures" means the 12 3/4% Exchange Debentures due April 1, 2009 that the Company may issue at its election in exchange for the 12 3/4% Exchangeable Preferred Stock in accordance with the terms of the 12 3/4% Exchangeable Preferred Stock as such terms exist on the date of this Indenture issued pursuant to the 12 3/4% Exchange Debenture Indenture and outstanding on the date of this Indenture.

            "12 3/4% Exchangeable Preferred Stock" means the Company's 12 3/4% Cumulative Exchangeable Preferred Stock, par value $.01 per share, that is outstanding on the date of this Indenture.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Additional Interest" has the meaning set forth in the form of Security contained in Section 202. Unless the context otherwise requires, references herein to "interest" on the Securities shall include Additional Interest.

            "Additional Original Securities" means Securities issued from time to time, after the Initial Issue Date.

            "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent Bank" shall mean initially Bankers Trust Company or such successor bank or financial institution designated as such (or equivalent thereof) under the Senior Loan Agreement (or any successor credit facility).

            "Asset Disposition" by any Person means any transfer, conveyance, sale, lease or other disposition by such Person or any of its Subsidiaries (including a consolidation or merger of any such Subsidiaries with or into another Person in a transaction in which such Subsidiary ceases to be a Subsidiary, but excluding a disposition by a Subsidiary of such Person to such Person or a Wholly Owned Subsidiary of such Person or by such Person to a Wholly Owned Subsidiary of such Person) of (i) shares of Capital Stock (other than directors' qualifying shares) or other ownership interests of a Subsidiary of such Person, (ii) substantially all of the assets of such Person or any of its Subsidiaries representing a division or line of business or (iii) other assets or rights of such Person or any of its Subsidiaries outside of the ordinary course of business. Asset Disposition shall not include a Sale and Leaseback Transaction to the extent that the Attributable Value of such Sale and Leaseback Transaction does not exceed $2,000,000 and the aggregate Attributable Value of all such Sale and Leaseback Transactions entered into since the date of this instrument and then outstanding does not exceed $5,000,000.

            "Attributable Value" means, as to any particular lease under which any Person is at the time liable other than a Capital Lease Obligation, and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the initial term thereof as determined in accordance with generally accepted accounting principles, discounted from the last date of such initial term to the date of determination at a rate per annum equal to the discount rate which would be applicable to a Capital Lease Obligation with like term in accordance with generally accepted accounting principles. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated. Attributable Value means, as to a Capital Lease Obligation under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with generally accepted accounting principles.

            "Average Life" means, as of the date of determination, with respect to any Debt, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payments of such Debt multiplied by the amount of such principal payments by (ii) the sum of all such principal payments.

            "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The Borough of Manhattan, The City of New York, New York are authorized or obligated by law or executive order to close.

            "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Debt arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet of such Person in accordance with generally accepted accounting principles. The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

            "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock of such Person.

            "Cedel" means Cedel, S.A. (or any successor securities clearing agency).

            "Change of Control" has the meaning specified in Section 1017.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its

Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

            "Consolidated Cash Flow" of any Person means for any period the Consolidated Net Income for such period increased by the sum of (i) Consolidated Interest Expense of such Person and its Consolidated Subsidiaries for such period, plus (ii) Consolidated Income Tax Expense of such Person and its Consolidated Subsidiaries for such period, plus (iii) the consolidated depreciation and amortization expense included in the income statement of such Person and its Consolidated Subsidiaries for such period, plus (iv) other non-cash charges deducted from consolidated revenues of such Person and its Consolidated Subsidiaries (other than amortization of film and program assets) in determining Consolidated Net Income for such period, minus (v) non-cash items added to consolidated revenues of such Person and its Consolidated Subsidiaries in determining Consolidated Net Income for such period; provided, however, Consolidated Cash Flow shall not include Consolidated Net Income and the items specified in Clauses (i) through (iv) above to the extent attributable to a Consolidated Subsidiary of such Person that is subject to restrictions preventing the payment of dividends and the making of distributions (by loans, advances, intercompany transfers or otherwise) to such Person, but shall include such payments and distributions as could be made in accordance with such restrictions.

            "Consolidated Income Tax Expense" of any Person means for any period the consolidated provision for income taxes of such Person and its Consolidated Subsidiaries for such period.

            "Consolidated Interest Expense" for any Person means for any period the consolidated interest expense included in a consolidated income statement (without deduction of interest income) of such Person and its Consolidated Subsidiaries for such period, including without limitation or duplication (or, to the extent not so included, with the addition of), (i) the portion of any rental obligation in respect of any Capital Lease Obligation allocable to interest expense in accordance with generally accepted accounting principles,
(ii) the amortization of Debt discounts, (iii) any payments or fees with respect to letters of credit, bankers acceptances or similar facilities, (iv) fees with respect to interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements other than fees or charges related to the acquisition or termination thereof which are not allocable to interest expense in accordance with generally accepted accounting principles, (v) Preferred Stock dividends declared and payable in cash and (vi) accrued Disqualified Stock dividends, whether or not declared or paid.

            "Consolidated Net Income" of any Person means for any period the consolidated net income (or loss) of such Person and its Consolidated Subsidiaries for such period determined in accordance with generally accepted accounting principles; provided that there shall be excluded therefrom (i) the net income (or loss) of any Person acquired by such Person or a Subsidiary of such Person in a pooling-of-interests transaction for any period prior to the date of such transaction, (ii) the net income (or loss) of any Person that is not a Consolidated Subsidiary of such Person, (iii) gains or losses on Asset Dispositions by such Person or its Consolidated Subsidiaries and (iv) all extraordinary gains and extraordinary losses, and provided, further, that there shall be added thereto, to the extent not otherwise included in Consolidated Net Income, the amount of any dividends or other distributions actually paid to such Person during such period by a Person that is not a Consolidated Subsidiary of such Person.

            "Consolidated Subsidiaries" of any Person means all other Persons that would be accounted for as Consolidated Persons in such Person's financial statements in accordance with generally accepted accounting principles, provided, however, Consolidated Subsidiaries shall not include any Unrestricted Subsidiary created in accordance with the definition of Unrestricted Subsidiary.

            "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, New York, at which at any particular time its corporate trust business shall be administered, which at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

            "corporation" means a corporation, association, company, limited liability company, joint-stock company or business trust.

            "Credit Agreement" means the Third Amended and Restated Credit Agreement, dated as of September 4, 1996, by and among the Company, the lenders listed therein, Bankers Trust Company, as Agent, and The Bank of New York, First Union National Bank of North Carolina, Goldman Sachs Credit Partners L.P. and Union Bank of California, N.A., as Co-Agents, as it may be amended, restated, modified or replaced from time to time.

            "Debt" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable, film contract rights or accrued liabilities arising in the ordinary course of business), (v) every Capital Lease Obligation of such Person, (vi) the maximum fixed redemption or repurchase price of Disqualified Stock of such Person at the time of determination, and (vii) every obligation of the type referred to in Clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has Guaranteed or is responsible or liable, directly or indirectly, as obligor, Guarantor or otherwise.

            "Defaulted Interest" has the meaning specified in Section 308.

            "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

            "Designated Senior Debt" has the meaning set forth in Section 1203.

            "Disqualified Stock" means any Capital Stock of the Company or any Subsidiary of the Company which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or otherwise

(including upon the occurrence of an event), matures or is required to be redeemed (pursuant to a sinking fund obligation or otherwise) or is redeemable at the option of the holder thereof, in whole or in part (other than a redemption which is conditioned upon a change of control of the Company), on or prior to the final Stated Maturity of the Securities.

            "DTC" means The Depository Trust Company, a New York corporation.

            "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time.

            "Exchange Offer" has the meaning set forth in the form of the Security contained in Section 202.

            "Exchange Securities" means the securities issued pursuant to the Exchange Offer and their Successor Securities.

            "Exchangeable Preferred Stock" means the Company's Cumulative Convertible Exchangeable Preferred Stock, par value $.01 per share, that is outstanding on the date of this Indenture.

            "Global Security" means the security or securities that evidences all or part of the Securities and bears the legend set forth in Section 202.

            "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt,
(ii) to purchase property, securities or services for the purpose of assuring the holder of such Debt of the payment of such Debt, or
(iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Debt (and "Guaranteed", "Guaranteeing" and "Guarantor" shall have meanings correlative to the fore going); provided, however, that the Guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Incur" means, with respect to any Debt or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, Guarantee or otherwise become liable in respect of such Debt or other obligation or the recording, as required pursuant to generally accepted accounting principles or otherwise, of any such Debt or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the fore going); provided, however, that a change in generally accepted accounting principles that results in an obligation of such Person that exists at such time becoming Debt shall not be deemed an Incurrence of such Debt.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

            "Initial Issue Date" means the date of this Indenture.

            "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

            "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution to (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise), or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Debt issued by any other Person, including any payment on a Guarantee of any obligation of such other Person.

            "Lien" means, with respect to any property or assets, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "Local Marketing Agreement" means any agreement pursuant to which the Company or any of its Subsidiaries agrees to provide television management services, television broadcasting or assets related to the provision of television broadcasting in exchange for cash payments and/or the right to charge others for the provision of advertising or other services or products.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Net Available Proceeds" from any Asset Disposition or issuance of Capital Stock by any Person means cash or readily marketable cash equivalents received (including by way of sale or discounting of a note, installment receivable or other receivable, but excluding any other consideration received in the form of assumption by the acquiree of Debt or other obligations relating to such properties or assets or received in any other noncash form) therefrom by such Person, net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred and all federal, state, provincial, foreign and local taxes required to be accrued as a liability as a consequence of such Asset Disposition or issuance, (ii) all payments made by such Person or its Subsidiaries on any Debt which is secured by such assets in accordance with the terms of any Lien upon or with respect to such assets or which must by the terms of such Lien, or in order to obtain a necessary consent to such Asset Disposition or issuance or by applicable law be repaid out of the proceeds from such Asset Disposition or issuance, (iii) all distributions and other payments made to minority interest holders in Subsidiaries of such Person or joint ventures as a result of such Asset Disposition, and (iv) reserves established in accordance with generally accepted accounting principles against any liabilities associated with such assets and retained by such Person or any Subsidiary thereof, as the case may be, after such Asset Disposition, including, without limitation, liabilities under any indemnification obligations and severance and other employee termination costs associated with such Asset Disposition, in each case as determined by the Board of Directors, in its reasonable good faith judgment evidenced by a Board Resolution; provided, however, that any reduction in such reserve following the consummation of such Asset Disposition will be treated for all purposes of this Indenture and the Securities as a new Asset Disposition at the time of such reduction with Net Available Proceeds equal to the amount of such reduction.

            "Offer to Purchase" means a written offer (the "Offer") sent by the Company by first class mail, postage prepaid, to each Holder at its address appearing in the Security Register on the date of the Offer, offering to purchase up to the principal amount of Securities specified in such Offer at the purchase price specified in such Offer. Unless otherwise required by applicable law, the Offer shall specify an expiration date (the "Offer Expiration Date") of the Offer to Purchase which shall be, subject to any contrary requirements of applicable law, not less than 30 days or more than 60 days after the date of such Offer and a settlement date (the "Purchase Date") for the purchase of Securities within five Business Days after the Offer Expiration Date. The Company shall notify the Trustee at least 15 Business Days (or such shorter period as is accept able to the Trustee) prior to the mailing of the Offer of the Company's obligation to make an Offer to Purchase, and the Offer shall be mailed by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. The Offer shall contain information concerning the business of the Company and its Subsidiaries which the Company in good faith believes will enable such Holders to make an informed decision with respect to the Offer to Purchase (which at a minimum will include (i) the most recent annual and quarterly financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the documents required to be filed with the Trustee pursuant to Section 1018 of this Indenture (which requirements may be satisfied by delivery of such documents together with the Offer), (ii) a description of material developments in the Company's business subsequent to the date of the latest of such financial statements referred to in clause (i) (including a description of the events requiring the Company to make the Offer to Purchase), (iii) if applicable, appropriate pro forma financial information concerning the Offer to Purchase and the events requiring the Company to make the Offer to Purchase, and (iv) any other information required by applicable law to be included therein). The Offer shall contain all instructions and materials necessary to enable such Holder to tender Securities pursuant to the Offer to Purchase. The Offer shall also state:

            (1) the Section of this Indenture pursuant to which the Offer to Purchase is being made;

            (2) the Offer Expiration Date and the Purchase Date;

            (3) the aggregate principal amount of the Outstanding Securities offered to be purchased by the Company pursuant to the Offer to Purchase (including, if less than 100%, the manner by which such has been determined pursuant to the Section hereof requiring the Offer to Purchase) (the "Purchase Amount");

            (4) the purchase price to be paid by the Company for each $1,000 aggregate principal amount of Securities accepted for payment (as specified pursuant to this Indenture);

            (5) that the Holder may tender all or any portion of the Securities registered in the name of such Holder and that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount;

            (6) the place or places where Securities are to be surrendered for tender pursuant to the Offer to Purchase;

            (7) that interest on any Security not tendered or tendered but not purchased by the Company pursuant to the Offer to Purchase will continue to accrue;

            (8) that on the Purchase Date the purchase price will become due and payable upon each Security accepted for payment pursuant to the Offer to Purchase and that interest thereon shall cease to accrue on and after the Purchase Date;

            (9) that each Holder electing to tender a Security pursuant to the Offer to Purchase will be required to surrender such Security at the place or places specified in the Offer prior to the close of business on the Offer Expiration Date (such Security being, if the Company or the Trustee so requires, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing);

            (10) that Holders will be entitled to with draw all or any portion of Securities tendered if the Company (or its Paying Agent) receives, not later than the close of business on the Offer Expiration Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder tendered, the certificate number of the Security the Holder tendered and a statement that such Holder is withdrawing all or a portion of such tender;

            (11) that (i) if Securities in an aggregate principal amount less than or equal to the Purchase Amount are duly tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase all such Securities and (ii) if Securities in an aggregate principal amount in excess of the Purchase Amount are tendered and not withdrawn pursuant to the Offer to Purchase, the Company shall purchase Securities having an aggregate principal amount equal to the Purchase Amount on a pro rata basis (with such adjustments as may be deemed appropriate so that only Securi-ties in denominations of $1,000 or integral multiples thereof shall be purchased); and

            (12) that in the case of any Holder whose Security is purchased only in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unpurchased portion of the Security so tendered.

Any Offer to Purchase shall be governed by and effected in accordance with applicable securities laws and regulations and the Offer for such Offer to Purchase.

            "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee and containing the statements provided for in Section 102. One of the officers signing an Officers' Certificate given pursuant to Section 1019 shall be the principal executive, financial or accounting officer of the Company.

            "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee, and containing the statements provided for in Section 102.

            "Original Securities" means all Securities including Additional Original Securities, other than Exchange Securities.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

            (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities which have been paid pursuant to Section 307 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securi ties or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

            "Payment Blockage Period" has the meaning specified in Section 1203.

            "Permitted Holder" has the meaning set forth in Section 1017.

            "Permitted Television Investment" means an Investment in any Person which is a Restricted Payment within the meaning of either Clause (iii) or (v) of Section 1010 (i) with which the Company has entered into a Local Marketing Agreement or (ii) (a) for the purpose of facilitating the delivery by the Company or any of its Subsidiaries of advanced television service, including high definition television, or interactive television or (b) to otherwise permit the Company or any of its Subsidiaries to exploit any other emerging technologies relating to television broad casting. For purposes of calculating the aggregate amount of outstanding Permitted Television Investments, any Investment (a) in a Person which, subsequent to such Investment, becomes a Wholly Owned Subsidiary of the Company, or (b) that otherwise, due to a change in the status of such Person, would not, if then made, be deemed a Restricted Payment, shall no longer be deemed outstanding as of the date such Person becomes a Wholly Owned Subsidiary or otherwise changes its status, as the case may be.

            "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

            "Pro Forma Consolidated Cash Flow" of any Person means for any period the Consolidated Cash Flow for such period; provided, that, in the event such Person or its Subsidiaries has made Asset Dispositions or acquisitions of assets, properties or franchises not in the ordinary course of business (including acquisitions of other Persons by merger, consolidation or purchase of Capital Stock) or has permitted an encumbrance or restriction pursuant to Section 1011 during or after such period, such computation shall be made on a pro forma basis (whether the acquisition is treated as a purchase or a pooling under generally accepted accounting principles) as if the Asset Dispositions or acquisitions or restrictions or encumbrances had taken place on the first day of such period. If, during or after the period for which such calculation is made, the Person or any of its Subsidiaries has acquired or disposed of a television or radio broadcasting or cable television franchise that does not constitute an existing business (whether existing as a separate entity, subsidiary, division, unit or other wise), the pro forma effect of such acquisition or disposition shall be deemed to be the Consolidated Cash Flow attributable to such franchise (or a reasonable estimate thereof) for the period for which such calculation is made prior to such acquisition or disposition, provided that such estimated Consolidated Cash Flow shall be determined on the basis of comparable franchises, evidenced in a Board Resolution and reported on by a nationally recognized accounting firm.

            "readily marketable cash equivalents" means (i) marketable securities issued or directly and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Rating Group or Moody's Investors Service, Inc.; (iii) commercial paper maturing no more than 180 days from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Ratings Group or at least P-1 from Moody's Investors Service, Inc.; and (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof issued by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having unimpaired capital and surplus of not less than $100,000,000.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

            "Regular Record Date" for the interest payable on any Interest Payment Date means the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

            "Regulation S" means Regulation S under the Securities Act.

            "Regulation S Certificate" means a certificate substantially in the form set forth in Annex A.

            "Regulation S Global Security" has the meaning specified in Section 201.

            "Regulation S Legend" means a legend substantially in the form of the legend required in the form of Security set forth in Section 202 to be placed upon Regulation S Securities.

            "Regulation S Securities" means all Securities required pursuant to
Section 306(c) to bear a Regulation S Legend.

            "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Rule 144" means Rule 144 under the Securities Act.

            "Rule 144A" means Rule 144A under the Securities Act.

            "Rule 144A Securities" means the Securities purchased by the Initial Purchasers from the Company pursuant to the Purchase Agreement, other than the Regulation S Securities.

            "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such Person of any property or asset of such Person which has been or is being sold or transferred by such Person more than 270 days after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

            "Second Step-Down Date" has the meaning set forth in the form of Security contained in Section 202.

            "Second Step-Up" has the meaning set forth in the form of Security contained in Section 202.

            "Securities" means the securities designated as such in the first paragraph of the RECITALS OF THE COMPANY and includes the Exchange Securities.

            "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

            "Securities Payment" has the meaning set forth in Section 1202.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 306.

            "Senior Debt" means (a) the principal of (premium, if any) and interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not such claim for post-petition interest is allowed in such proceeding) on, and penalties and any obligation of the Company for reimbursement, indemnities and fees relating to, Debt outstanding pursuant to the Agreement, (b) payment obligations of the Company under interest rate swap or similar agreements or foreign currency hedge, exchange or similar agreements, in each case entered into to hedge Debt Incurred under the Credit Agreement or any renewal, refunding, refinancing or extension thereof, (c) all other Debt for money borrowed of the Company referred to in the definition of Debt other than Clause (vi) and (d) all renewals, extensions, modifications, refinancings, refundings and amendments of any Debt referred to in Clause (a), (b) or (c) above, unless but only to the extent, in the case of any particular Debt referred to in Clause (a), (b) or (c) above, (A) such Debt is owed to a Subsidiary of the Company, (B) the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Debt is not superior in right of payment to the Securities,
(C) such Debt is Incurred in violation of the Indenture, or (D) such Debt is subordinate in right of payment in respect to any other Debt of the Company.

            "Senior Nonmonetary Default" has the meaning specified in Section 1203.

            "Senior Payment Default" has the meaning specified in Section 1203.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 308.

            "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

            "Step-Down Date" has the meaning set forth in the form of the Security contained in Section 202.

            "Step-Up" has the meaning set forth in the form of the Security contained in Section 202.

            "Subordinated Debt" means Debt of the Company as to which the payment of principal of (and premium, if any) and interest and other payment obligations in respect of such Debt shall be subordinate to the prior payment in full of the Securities to at least the following extent: (i) no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be permitted for so long as any default in the payment of principal (or premium, if any) or interest on the Securities exists; and (ii) in the event that any other default that with the passing of time or the giving of notice, or both, would constitute an event of default exists with respect to the Securities, upon notice by 25% or more in principal amount of the Securities to the Trustee, the Trustee shall have the right to give notice to the Company and the holders of such Debt (or trustees or agents therefor) of a payment blockage, and thereafter no payments of principal of (or premium, if any) or interest on or otherwise due in respect of such Debt may be made for a period of 179 days from the date of such notice. Notwithstanding the foregoing, the 12-3/4% Exchange Debentures and the 7.75% Exchange Debentures shall constitute Subordinated Debt unless and until the terms thereof are amended or modified after the date of this Indenture.

            "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person, or by such Person and one or more other Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof. Subsidiary shall not include an Unrestricted Subsidiary created in accordance with the definition of Unrestricted Subsidiary.

            "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purpose of this definition, any Security authenticated and delivered under Section 307 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the

Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

            "U.S. Person" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. Person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. Person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. Person (other than a trust of which at least one trustee is a non-U.S. Person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the Trust is revocable) is a U.S. Person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. Person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501(a) under the Securities Act who are not natural persons, estates or trusts); provided, however, that the term "U.S. Person" does not include (A) a branch or agency of a U.S. Person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

            "Unrestricted Subsidiary" means (1) any Subsidiary designated as such by the Board of Directors as set forth below where (a) neither the Company nor any of its other Subsidiaries (other than another Unrestricted Subsidiary)
(i) provides credit support for, or Guarantee of, any Debt of such Subsidiary (including any undertaking, agreement or instrument evidencing such Debt) or
(ii) is directly or indirectly liable for any Debt of such Subsidiary, and (b) no default with respect to any Debt of such Subsidiary (including any right which the holders thereof may have to take enforcement action against such Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Debt of the Company and its other Subsidiaries (other than another Unrestricted Subsidiary) to declare a default on such other Debt or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity, (2) any Subsidiary of the Company (other than a Subsidiary existing as of the date of this Indenture or successor to any such Subsidiary) which at the time of determination shall be an Unrestricted Subsidiary (as designated by the Board of Directors, as provided below) and (3) any Subsidiary of an Unrestricted Subsidiary where Clauses (a) and (b) are true with respect to such Subsidiary. The Board of Directors may designate any Subsidiary to be an Unrestricted Subsidiary unless such Subsidiary owns any Capital Stock of, or owns or holds any Lien on any property of, any other Subsidiary of the Company which is not a Subsidiary of the Subsidiary to be so designated or otherwise an Unrestricted Subsidiary, provided that either (x) the Subsidiary to be so designated has total assets of $1,000 or less or (y) immediately after giving effect to such designation, the ratio of the aggregate principal amount of Debt of the Company and its Subsidiaries outstanding as of the most recent available balance sheet to Pro Forma Consolidated Cash Flow for the preceding four full fiscal quarters, determined on a pro forma basis as if such Subsidiary had been an Unrestricted Subsidiary at the beginning of such four fiscal quarters, would be less than
6.5 to 1. The Board of Directors may designate any Unrestricted Subsidiary to be a Subsidiary, provided that immediately after giving effect to such designation, the ratio of the aggregate principal amount of Debt of the Company and its

Subsidiaries outstanding as of the most recent available balance sheet to Pro Forma Consolidated Cash Flow for the preceding four full fiscal quarters, determined on a pro forma basis as if such Unrestricted Subsidiary had been a Subsidiary at the beginning of such four fiscal quarters, would be less than 7.0 to 1. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the resolution of the Board of Directors giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

            "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

            "Wholly Owned Subsidiary" of any Person means a Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

SECTION 102. Compliance Certificates and Opinions.

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and under this Indenture. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirement set forth in this Indenture.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103. Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate of an officer of the Company may be based, insofar as it relates to legal matters, upon an opinion of counsel submitted therewith, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate is based is erroneous. Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of an officer or officers of the Company submitted therewith stating the information on which counsel is relying, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104. Acts of Holders; Record Dates.

            Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            The ownership of Securities shall be proved by the Security
Register.

            Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 106.

            The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 106.

            With respect to any record date set pursuant to this Section, the party hereto which sets such record date may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

            Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 105. Notices, Etc., to Trustee and Company.

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if delivered in writing to the Trustee at its Corporate Trust Office, Attention: Corporate Trust Trustee Administration, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106. Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107. The Application of Trust Indenture Act.

            The Trust Indenture Act shall apply as a matter of contract to this Indenture for purposes of interpretation, construction and defining the rights and obligations here under. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

SECTION 108. Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109. Successors and Assigns.

            All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110. Separability Clause.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111. Benefits of Indenture.

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of the Senior Debt (subject to Article Twelve hereof) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112. Governing Law.

            This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

SECTION 113. Legal Holidays.

            In any case where any Interest Payment Date, Redemption Date, Purchase Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date, Purchase Date or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest

Payment Date, Redemption Date, Purchase Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 Security Forms

SECTION 201. Forms Generally; Initial Forms of Rule 144A and Regulation S
             Securities.

            The Securities, the Exchange Securities and the Trustee's certificates of authentication thereof shall be in substantially the forms set forth in this Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

            The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

            Upon their original issuance, Rule 144A Securities shall be issued in the form of one or more Global Securities without interest coupons registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, in New York, New York, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Securities, together with their Successor Securities which are Global Securities other than the Regulation S Global Security are collectively herein called the "Restricted Global Security".

            Upon their original issuance, Regulation S Securities (herein called the "Regulation S Temporary Global Security") shall be issued in the form of a single temporary Global Security without coupons registered in the name of

DTC, as Depositary, or its nominee and deposited with the Trustee at its Corporate Trust Office, as custodian for DTC, for credit to Morgan Guaranty Trust Company of New York, Brussels Office, as operator of Euroclear, and Cedel to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct) in accordance with the rules thereof. Such Global Securities, together with their Successor Securities which are Global Securities are collectively herein called the "Regulation S Global Security".

            Beneficial interests in the Regulation S Temporary Global Security may only be held through Euroclear and Cedel until such interests are exchanged for corresponding interests in an unrestricted Global Security as provided in the next sentence. A holder of a beneficial interest in the Regulation S Temporary Global Security must provide written certification to Euroclear or Cedel, as the case may be, that the beneficial owner of the interest in such Global Security is not a U.S. Person (an "Owner Securities Certification"), and Euroclear or Cedel, as the case may be, must provide to the Trustee a similar certificate in the form set forth in Annex C (a "Depositary Securities Certification"), prior to (i) the payment of interest with respect to such holder's beneficial interest in the Regulation S Temporary Global Security and
(ii) any exchange of such beneficial interest for a beneficial interest in the Regulation S Global Security.

SECTION 202. Form of Face of Security.

            [If a Global Security, then insert -- THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGEABLE IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

            [If a Global Security to be held by The Depository Trust Company, then insert -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER

OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

            [If the Original Securities, then insert -- THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND (B) BY SUBSEQUENT INVESTORS, AS SET FORTH IN (A) ABOVE AND, IN ADDITION, TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.]

            [If the Security is a Regulation S Security, then insert -- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OF BENEFIT OF, ANY U.S. PERSON, UNLESS THIS SECURITY IS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE.]

            [If the Security is a Regulation S Temporary Global Security, then insert -- THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL SECURITY MAY NOT BE OFFERED OR

SOLD TO A U.S. PERSON PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD (AS DEFINED IN THE INDENTURE) EXCEPT IN CERTAIN LIMITED CIRCUMSTANCES IN ACCORDANCE WITH THE TERMS OF THE INDENTURE.]

            [If Original Securities, then insert -- 8 7/8% Series A Senior Subordinated Securities due May 15, 2008]

No. __________                                                         $________
                                                              Cusip No. ________

            Granite Broadcasting Corporation, a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of ____ Dollars (such amount the "principal amount" of this Security) [if the Security is a Global Security, then insert --, or such other principal amount (which, when taken together with the principal amounts of all other Outstanding Securities, shall not exceed $200,000,000 in the aggregate at any one time) as may be set forth in the records of the trustee hereinafter referred to in accordance with the Indenture,] on May 15, 2008, and to pay interest thereon from May 11, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on May 15 and November 15 in each year, commencing November 15, 1998, at the rate of 8 7/8% per annum, until the principal hereof is paid or made available for payment [If Original Securities, then insert -- provided, however, that if
(i) the Company has not filed a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), registering a security substantially identical to this Security pursuant to an exchange offer (the "Exchange Offer") (the "Exchange Registration Statement") by July 25, 1998, or (ii) the Exchange Registration Statement relating to the Exchange Offer (or, in lieu thereof, a registration statement registering this Security for resale (a "Resale Registration Statement")) has not become or been declared effective by October 8, 1998 or (iii) the Exchange Offer has not been completed within 30 business days after the date on which the Exchange Registration Statement has become or been declared effective initially or (iv) either the Exchange Registration Statement or, if applicable, the Resale Registration Statement is filed and declared effective but shall thereafter cease to be effective (except as specifically permitted therein) without being succeeded immediately by an additional registration statement filed and declared effective, in each case (i) through (iv) upon the terms and conditions set forth in the Registration Rights Agreement dated as of May 11, 1998, by and between the Company and the Holders from time to time of the Securities (each such event referred to in clauses (i) through (iv), a "Registration Default"), then the per annum interest rate borne by the Securities shall increase (the "Step-Up") by 0.5% per annum until such time (the "Step-Down Date") as no Registration Default is in effect (after which such interest rate will be restored to its initial rate) and provided, further, that if either the Exchange Offer has not been consummated or, if applicable, the Resale Registration Statement has not become or been declared effective, in each case by February 5, 1999, then the per annum rate of the Securities shall increase (the "Second Step-Up") by an additional 0.5% per annum until such time (the "Second StepDown Date") as the Company consummates the Exchange Offer or, if applicable, the Resale Registration Statement becomes or has been declared effective (after which such interest rate will be restored to its initial rate). Interest accruing as a result of the Step-Up or the Second Step-Up is referred to herein as "Additional Interest." Accrued Additional Interest shall be paid semi-annually on the Interest Payment Dates; and the amount of accrued Additional Interest shall be determined on the basis of the number of days actually elapsed. Any accrued and unpaid interest (including Additional Interest) on this Security upon the issuance of an Exchange Security in exchange for this Security shall cease to be payable to the Holder hereof but such accrued and unpaid interest (including Additional Interest) shall be payable on the next Interest Payment Date for such Exchange Security to the Holder thereof on the related Regular Record Date.] The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 1 or November 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more

Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

            Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated: _______________________


                                          GRANITE BROADCASTING CORPORATION


[Seal]                                    By
                                            ------------------------------

Attest:


------------------------------

SECTION 203. Form of Reverse of Security.

            This Security is one of a duly authorized issue of Securities of the Company designated as its 8 7/8% Series A Senior Subordinated Notes due May 15, 2008(the "Securities") issued under an Indenture, dated as of May 11, 1998(herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). The Securities are limited in aggregate principal amount to $200,000,000. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of the Senior Debt and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

            The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by mail in the event that on or before May 15, 2001 the Company receives net proceeds from any sale of its Capital Stock (other than Disqualified Stock) in one or more offerings, in which case the Company may, at its option and from time to time, use all or a portion of any such net proceeds to redeem Securities in a principal amount of at least $5,000,000 and up to an aggregate amount equal to 35% of the Original Securities, provided, however, that Securities in an amount equal to at least 65% of the Original Securities remain outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 75 days of any such sale and upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, at a Redemption Price of 108.875% of the principal amount of the Securities plus accrued interest to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

            In addition, the Securities are subject to redemption upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at the address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at any time on or after May 15, 2003 and prior to maturity, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning May 15 of each of the years indicated below plus, in each case, accrued interest thereon to, but excluding, the date of redemption:


                                  Redemption
                  Year               Price
                  ----            ----------
                  2003             104.437%

                  2004             102.958%

                  2005             101.479%

                  2006               100%


and thereafter at a Redemption Price equal to 100% of the principal amount, together in the case of any such redemption with accrued interest to but excluding the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

            In the case of redemption by the Company, the Securities will be redeemed pro rata if less than all the Securities are to be redeemed.

            The Securities do not have the benefit of any sinking fund obligations.

            The Indenture provides that, subject to certain conditions, if (i) a Change of Control (as defined in the Indenture) occurs or (ii) certain Net Available Proceeds are available to the Company as a result of any Asset Disposition, the Company shall be required to make an Offer to Purchase for all or a specified portion of the Securities.

            In the event of redemption or purchase pursuant to an Offer to Purchase of this Security in part only, a new Security or Securities of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

            The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes. The Exchange Securities and the Original Securities shall rank pari passu.

            If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

            The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security, (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein or (iii) the subordination provisions contained in the Indenture.

            Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like tenor and aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

            This Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

            Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months, provided, however, that Additional Interest shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed.

                       OPTION OF HOLDER TO ELECT PURCHASE

            If you want to elect to have this Security purchased by the Company pursuant to Sections 1013 or 1017 of the Indenture, check the box:

                                       |_|

            If you want to elect to have only a part of this Security purchased by the Company pursuant to Sections 1013 or 1017 of the Indenture, state the amount: $___________


Dated:________________              Your Signature:____________________
                                    (Sign exactly as name appears on the other side of this Security)


Signature Guarantee:____________________________________________________________
                    Signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended

SECTION 204. Form of Trustee's Certificate of Authentication.

            This is one of the Securities referred to in the within-mentioned Indenture.

                                          THE BANK OF NEW YORK,
                                                      as Trustee


                                          By
                                             ---------------------------
                                             Authorized Signatory

                                  ARTICLE THREE

                                 The Securities

SECTION 301. Title and Terms.

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 307, 906 or 1108 or in connection with an Offer to Purchase pursuant to Section 1013 or 1017. After the Initial Issue Date and prior to the expiration of the Exchange Offer, the Company may issue Additional Original Securities from time to time, pursuant to a Board Resolution, subject to Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations; provided the aggregate principal amount of the Securities Outstanding after such issuance does not exceed $200,000,000. The Company may issue Exchange Securities from time to time pursuant to an Exchange Offer or otherwise, in each case pursuant to a Board Resolution, subject to
Section 303, included in an Officers' Certificate delivered to the Trustee, in authorized denominations in exchange for a like principal amount of the Original Securities. Upon any such exchange the Securities shall be canceled in accordance with Section 310 and shall no longer be deemed Outstanding for any purpose. In no event shall the aggregate principal amount of the Securities and Exchange Securities Outstanding exceed $200,000,000.

            The Securities shall be known and designated as the "8 7/8% Senior Subordinated Securities due May 15, 2008" of the Company. The Stated Maturity of the Securities shall be May 15, 2008. The Securities shall bear interest at the rate of 8 7/8% per annum (subject, in the case of the Original Securities, to increase at the rate of 0.50% or 1.00% per annum, as provided in such Original Security), from May 11, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable semi-annually on May 15 and November 15, commencing November 15, 1998 until the principal thereof is paid or made available for payment.

            The principal of (and premium, if any) and interest on the Securities shall be payable at the corporate trust office of the Trustee in the Borough of Manhattan, The City of New York, New York, maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

            The Securities shall be subject to repurchase by the Company pursuant to an Offer to Purchase as provided in Sections 1013 and 1017 of the Indenture.

            The Securities shall be redeemable as provided in Article Eleven.

            The Securities shall not have the benefit of any sinking fund obligations.

            The Securities shall be subordinated in right of payment of Senior Debt as provided in Article Twelve and the Original Securities and the Exchange Securities shall rank pari passu.

            The Securities shall be subject to defeasance at the option of the Company as provided in Article Thirteen.

            Unless the context otherwise requires, the Original Securities and the Exchange Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers, redemptions and Offers to Purchase.

SECTION 302. Denominations.

            The Securities shall be issuable only in registered form without coupons, in denominations of $1,000 and any integral multiple thereof.

SECTION 303. Execution, Authentication, Delivery and Dating.

            The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its

Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

            At any time and from time to time after the execution and delivery of this Indenture, and (i) prior to the expiration of the Exchange Offer, in the case of Additional Original Securities or (ii) after the effectiveness of a Registration Statement under the Securities Act with respect thereto, in the case of Exchange Securities, the Company may deliver Additional Original Securities or Exchange Securities, as the case may be, executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Additional Original Securities or Exchange Securities, as applicable, and a like principal amount of Original Securities for cancellation in accordance with Section 310 of this Indenture, in the case of Exchange Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 301, that such form has been established in conformity with the provisions of this Indenture;

            (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture;

            (c) that such Securities have been duly and validly issued in accordance with the terms of the Indenture, and are entitled to all the rights and benefits set forth herein;

            (d) that all conditions precedent to the authentication and delivery of such Securities have been complied with and that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

            (e) that the issuance of the Exchange Securities in exchange for the Original Securities has been effected in compliance with the Securities Act of 1933, as amended.

If such form or terms have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Exchange Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304. Temporary Securities.

            Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like tenor and principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

SECTION 305. Global Securities.

            (a) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

            (b) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a

Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless
(i) such Depositary (A) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act, and in either case the Company fails to appoint a successor Depositary within 90 days, (ii) the Company executes and delivers to the Trustee a Company Order stating that it elects to cause the issuance of the Securities in certificated form and that all Global Securities shall be exchanged in whole for Securities that are not Global Securities (in which case such exchange shall be effected by the Trustee) or
(iii) there shall have occurred and be continuing an Event of Default or any Event which after notice or lapse of time or both would be an Event of Default with respect to the Securities.

            (c) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this Article Three. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, then either (i) such Global Security shall be so surrendered for exchange or cancellation as provided in this Article Three or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to
Section 306(c) and as otherwise provided in this Article Three, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of the Company, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the

Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article Three if such order, direction or request is given or made in accordance with the Applicable Procedures.

            (d) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article Three or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

            (e) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members.

SECTION 306. Registration, Registration of Transfer and Exchange Generally;
             Restrictions on Transfer and Exchange; Securities Act Legends.

            (a) Registration, Registration of Transfer and Exchange Generally. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided. Such Security Register shall distinguish between Original Securities and Exchange Securities.

            Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, and provided that the other requirements of this Section 306 have been satisfied, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

            At the option of the Holder, and subject to the other provisions of this Section 306, Securities may be exchanged for other Securities of any authorized denominations, of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and (except for the differences between Original Securities and Exchange Securities provided for herein) entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304,

906 or 1108 or in accordance with any Offer to Purchase pursuant to Section 1013 and 1017 not involving any transfer.

            The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            (b) Certain Transfers and Exchanges. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 306(b) shall be made only in accordance with this Section 306(b).

                  (i) Restricted Global Security to Regulation S Temporary Global Security or Regulation S Global Security. If the owner of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Regulation S Temporary Global Security (if before the expiration of the Restricted Period) or in the Regulation S Global Security (if thereafter), such transfer may be effected only in accordance with the provisions of this Clause (b)(i) subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Regulation S Temporary Global Security or Regulation S Global Security (as applicable) in a specified principal amount be credited to a specified agent member's account and that a beneficial interest in the Restricted Global Security in an equal principal amount be debited from another specified agent member's account and (B) a Regulation S Certificate, substantially in the form attached hereto as Annex A duly executed by the owner of such beneficial interest in the Restricted Global Security or his attorney duly authorized in writing, then the Trustee, as Security

      Registrar but subject to Clause (b)(iv) below, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Temporary Global Security or Regulation S Global Security (as applicable) by such specified principal amount as provided in
      Section 306(b).

                  (ii) Regulation S Temporary Global Security to Restricted Global Security. If the owner of a beneficial interest in the Regulation S Temporary Global Security wishes at any time to transfer such interest to a Person who wishes to acquire the same in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with this Clause (b)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) an order given by the Depositary or its authorized representative directing that a beneficial interest in the Restricted Global Security in a specified principal amount be credited to a specified Agent Member's account and that a beneficial interest in the Regulation S Temporary Global Security in an equal principal amount be debited from another specified Agent Member's account and (B) a Restricted Securities Certificate, substantially in the form attached hereto as Annex B duly executed by the owner of such beneficial interest in the Regulation S Temporary Global Security or his attorney duly authorized in writing, then the Trustee, as Security Registrar, shall reduce the principal amount of the Regulation S Temporary Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 306(b).

                  (iii) Exchanges between Global Security and Non-Global Security. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security as provided in Section 306, provided that, if such interest is a beneficial interest in the Restricted Global Security, or if such interest is a beneficial interest in the Regulation S Temporary Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 305(b)).

                  (iv) Regulation S Temporary Global Security to be Held Through Euroclear or Cedel during Restricted Period. The Company shall use its best efforts to cause the Depositary to ensure that beneficial interests in the Regulation S Temporary Global Security may be held only in or through accounts maintained at the Depositary by Euroclear or Cedel (or by Agent Members acting for the account thereof), and no person shall be entitled to effect any transfer or exchange that would result in any such interest being held otherwise than in or through such an account; provided that this Clause (b)(iv) shall not prohibit any transfer or exchange of such an interest in accordance with Clause (b)(ii) above.

            (c) Securities Act Legends. Rule 144A Securities and their respective Successor Securities shall bear a Restricted Securities Legend, and Regulation S Securities and their Successor Securities shall bear a Regulation S Legend, subject to the following:

                  (i) subject to the following Clauses of this Section 306(c), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Securities Act Legend borne by such Global Security while represented thereby;

                  (ii) subject to the following Clauses of this Section 306(c), a new Security which is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Security, provided that, if such new Security is required pursuant to Section 306(b)(iii) to be issued in the form of a Restricted Security, it shall bear a Restricted Securities Legend and, if such new Security is so required to be issued in the form of a Regulation S Security, it shall bear a Regulation S Legend;

                  (iii) Exchange Securities shall not bear a Securities Act Legend;

                  (iv) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if the Trustee has received an Unrestricted Securities Certificate, substantially in the form attached hereto as Annex C duly executed by the Holder of such legended Security or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such a new Security in exchange for or in lieu of such other Security as provided in this Article Three;

                  (v) a new Security which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof which bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article Three; and

                  (vi) notwithstanding the foregoing provisions of this Section 306(c), a Successor Security of a Security that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article Three.

SECTION 307. Mutilated, Destroyed, Lost and Stolen Securities.

            If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon the Company's written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 308. Payment of Interest; Interest Rights Preserved.

            Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is regis-tered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted
            Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the pro posed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 309.  Persons Deemed Owners.

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 308) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Security in global form, nothing herein shall prevent the Company or the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary (or its nominee), as a Holder, with respect to such Security in global form or impair, as between such Depositary and owners of beneficial interests in such Security in global form, the operation of customary practices governing the exercise of the rights of such Depositary (or its nominee) as Holder of such Security in global form.

SECTION 310.  Cancellation.

            All Securities surrendered for payment, redemption, registration of transfer, exchange or pursuant to any Offer to Purchase pursuant to Section 1013 or 1017 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order, provided, however, that the Trustee may, but shall not be required to, destroy such canceled Securities.

SECTION 311. Computation of Interest.

            Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months, provided, however, that Additional Interest on the Securities shall be computed on the basis of a 365- or 366-day year, as the case may be, and the number of days actually elapsed.

SECTION 312. CUSIP Numbers.

            The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE FOUR

                           Satisfaction and Discharge

SECTION 401. Satisfaction and Discharge of Indenture.

            This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

            (1) either

                  (A) all Securities theretofore authenticated and delivered
            (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and
            (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the
            Trustee for cancellation

                        (i) have become due and payable, or

                        (ii) will become due and payable at their Stated
                  Maturity within one year, or

                        (iii) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

            and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402. Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying

Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE FIVE

                                    Remedies

SECTION 501. Events of Default.

            "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

            (3) default in the payment of principal and interest pursuant to an Offer to Purchase pursuant to Sections 1013 or 1017; or

            (4) default in the performance, or breach, of Section 801; or

            (5) default in the performance, or breach, of clause (i) or (ii) of
      Section 1017(d); or

            (6) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the

      Trustee by the Holders of at least 10% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (7) a default or defaults under any bond(s), debenture(s), note(s) or other evidence(s) of indebtedness by the Company or any Subsidiary of the Company or under any mortgage(s), indenture(s) or instrument(s) under which there may be issued or by which there may be secured or evidenced any indebtedness of such type by the Company or any such Subsidiary with a principal amount then outstanding, individually or in the aggregate, in excess of $5 million, whether such indebtedness now exists or shall hereafter be created, which default or defaults shall constitute a failure to pay in excess of $5 million of the principal of such indebtedness when due at the final maturity thereof (which, for purposes of the Senior Loan Agreement or any successor credit facility shall not include any interim amortization payment on any term indebtedness prior to the final maturity of such term indebtedness), or shall have resulted in excess of $5 million of indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

            (8) a final judgment or final judgments for the payment of money are entered against the Company or any Subsidiary in an aggregate amount in excess of $3 million by a court or courts of competent jurisdiction, which judgments remain undischarged or unbonded for a period (during which execution shall not be effectively stayed) of 60 days after the right to appeal all such judgments has expired; or

            (9) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any of its Subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any of its Subsidiaries under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any of its Subsidiaries or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

            (10) the commencement by the Company or any of its Subsidiaries of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any of its Subsidiaries or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any of its Subsidiaries in furtherance of any such action.

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default (other than an Event of Default specified in Section 501(9) or (10)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by

Holders), and upon any such declaration such principal and any accrued interest shall become immediately due and payable. If an Event of Default specified in
Section 501(9) or (10) occurs, the principal of and any accrued interest on the Securities then Outstanding shall ipso facto become immediately due and payable without any declaration or other Act on the part of the Trustee or any Holder.

            At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue interest on all Securities,

                  (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration of acceleration (including any Securities required to have been purchased on the Purchase Date pursuant to an Offer to Purchase made by the Company) and interest thereon at the rate borne by the Securities,

                  (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

            (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security required to have been purchased pursuant to an Offer to Purchase made by the Company, at the Purchase Date thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

            If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504. Trustee May File Proofs of Claim.

            In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys, securities or other property payable or deliverable upon the exchange of the Securities or upon any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

            No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505. Trustee May Enforce Claims Without Possession of Securities.

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disburse-ments and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506. Application of Money Collected.

            Subject to Article Twelve, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee under Section 607;

            SECOND: To the extent provided in Article Twelve, to the holders of Senior Debt in accordance with Article Twelve; and

            THIRD: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

SECTION 507. Limitation on Suits.

            No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered and, if requested, provided to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and
             Interest.

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 308) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date or, in the case of an Offer to Purchase made by the Company and required to be accepted as to such Security, on the Purchase Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510. Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 307, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512. Control by Holders.

            The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability (as determined in the sole discretion of the Trustee), and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513. Waiver of Past Defaults.

            The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities by written notice to the Trustee waive any past default hereunder and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest on any Security (including any Security which is required to have been purchased pursuant to an Offer to Purchase which has been made by the Company), or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514. Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs, including reasonable counsel fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided, that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee or the Company.

SECTION 515. Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX

                                   The Trustee

SECTION 601. Certain Duties and Responsibilities.

            The duties and responsibilities of the Trustee shall be as provided by this Indenture and the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602. Notice of Defaults.

            The Trustee shall give the Holders notice of any default hereunder as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in Section 501(5), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603. Certain Rights of Trustee.

            Subject to the provisions of Section 601:

            (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction reasonably satisfactory to the Trustee;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability of any kind by reason of such investigation;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in accordance with the direction of Holders of Outstanding Securities as provided in Sections 502, 512 and 513 hereof;

            (i) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (j) for all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

SECTION 604. Not Responsible for Recitals or Issuance of Securities.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 605. May Hold Securities.

            The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may other-wise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 606. Money Held in Trust.

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 607.  Compensation and Reimbursement.

            The Company agrees

            (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of the Trustee) incurred without negligence or wilful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of enforcing this Indenture against the Company (including, without limitation, this Section 607) and of defending itself against any claim (whether asserted by any Holder or the Company) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 607 shall survive any termination of this Indenture and the resignation or removal of the Trustee.

            As security for the performance of the obligations of the Company under this Section 607, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 607 shall not be subordinate to any other liability or indebtedness of the Company (even though the Securities may be so subordinated), except that such rights of the Trustee under this Section 607 shall be subordinated in right and time of payment to the payment in full of all obligations of the Company under the Senior Loan Agreement including, without limitation, the payment of all principal, interest, fees and expenses thereunder.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(9) or Section 501(10), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

SECTION 608. Disqualification; Conflicting Interests.

            If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in the Borough of Manhattan, The City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611, at which time the retiring Trustee shall be fully discharged from its obligations hereunder. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (b) The Trustee may resign at any time by giving written notice thereof to the Company.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

            (d) If at any time:

            (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611. Acceptance of Appointment by Successor.

            Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all sums owing to the Trustee under Section 607, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

            No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613. Preferential Collection of Claims Against Company.

            If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                  ARTICLE SEVEN

            Holders' Lists and Reports by Trustee and Company

SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

            The Company will furnish or cause to be furnished to the Trustee

            (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. Preservation of Information; Communications to Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished.

            (b) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

SECTION 703. Reports by Trustee.

            (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

SECTION 704. Reports by Company.

            The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

            Delivery of such reports, information and documents to the Trustee shall be for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 705. Officers' Certificate with Respect to Change in Interest Rates.

            Within five days after any Step-Up, a Second Step-Up or Step-Down Date, the Company shall deliver an Officers' Certificate to the Trustee stating the new interest rate and the date on which it became effective.

                                  ARTICLE EIGHT

                           Merger, Consolidation, Etc.

SECTION 801. Mergers, Consolidations and Certain Sales of Assets.

            The Company (i) shall not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into the Company or any Subsidiary of the Company in a transaction in which such Subsidiary remains a Subsidiary of the Company and (ii) shall not, directly or indirectly, transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties and assets as an entirety, unless, in any such transaction specified in Clause (i) or (ii):

            (1) immediately after giving effect to such transaction and treating any Debt that becomes an obligation of the Company or a Subsidiary of the Company, as a result of such transaction, as having been Incurred by the Company or such Subsidiary at the time of the transaction, no Event of Default, and no event that, with the passing of time or the giving of notice, or both, would become an Event of Default, shall have occurred and be continuing;

            (2) in case the Company shall consolidate with or merge with or into another Person or shall directly or indirectly transfer, convey, sell, lease or otherwise dispose of all or substantially all of its properties or assets as an entirety, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by transfer, conveyance, sale, lease or otherwise the assets of the Company substantially as an entirety (for purposes of this Section 801, a "Successor Company") shall be a corpora-tion, partnership, or trust and shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supple-mental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (3) immediately after giving effect to such transaction, the Company or, if applicable, the Successor to the Company would have a ratio of aggregate principal amount of Debt of the Company and its Subsidiaries outstanding as of the most recent available balance sheet to Pro Forma Consolidated Cash Flow for the preceding four fiscal quarters, determined on a pro forma basis as if such transaction had taken place and the proceeds therefrom had been applied at the beginning of such four fiscal quarters, of less than 7.0 to 1;

            (4) if, as a result of any such transaction, property and assets of the Company or any Subsidiary of the Company would become subject to a Lien which would not be permitted by Section 1015, the Company or, if applicable, the Successor Company, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) Debt secured by such Lien; and

            (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each in form and substance satisfactory to the Trustee stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, and, with respect to such Officers' Certificate, setting forth the manner of determination of the Pro Forma Consolidated Cash Flow in accordance with Clause (3) of Section 801, of the Company or, if applicable, of the Successor Company as required pursuant to the foregoing.

SECTION 802. Successor Substituted.

            Upon any consolidation of the Company with, or merger of the Company with or into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE NINE

                             Supplemental Indentures

SECTION 901. Supplemental Indentures Without Consent of Holders.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

            (3) to secure the Securities pursuant to the requirements of Section 1015 or otherwise; or

            (4) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to comply with any requirement of the Commission in order to effect qualification of this Indenture under the Trust Indenture Act in connection with the issuance of Exchange Securities or thereafter to maintain the qualification of this Indenture under the Trust Indenture Act; or

            (5) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (5) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902. Supplemental Indentures with Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or, in the case of an Offer to Purchase which has been made, on or after the applicable Purchase Date, or

            (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) modify any of the provisions of this Section, Section 513 or
      Section 1020, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

            (4) modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the Holders, or

            (5) following the making of an Offer with respect to an Offer to Purchase pursuant to Sections 1013 or 1017, modify the provisions of this Indenture with respect to such Offer to Purchase in a manner adverse to such Holder.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.  Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904. Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 905. Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906. Reference in Securities to Supplemental Indentures.

            Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

SECTION 907. Subordination Impaired.

            No such supplemental indenture shall directly or indirectly modify the provisions of Article Twelve in any manner which might terminate or impair the rights of the Senior Debt pursuant to such subordination provisions.

                                   ARTICLE TEN

                                    Covenants

SECTION 1001. Payment of Principal, Premium and Interest.

            The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

SECTION 1002. Maintenance of Office or Agency.

            The Company will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York, New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003. Money for Security Payments to Be Held in Trust.

            If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act. As provided in
Section 504, upon any bankruptcy or reorganization proceeding relative to the Company, the Trustee shall serve as the Paying Agent for the Securities.

            Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 504, upon any bankruptcy or reorganization proceeding relative to the Company, the Trustee shall serve as the Paying Agent for the Securities.

            The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

            (4) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004. Existence.

            Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005. Maintenance of Properties.

            The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, as determined in the good faith judgment of the Board of Directors evidenced by a Board Resolution, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

SECTION 1006. Payment of Taxes and Other Claims.

            The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any of its Subsidiaries or upon the income, profits or property of the Company or any of its Subsidiaries, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any of its Subsidiaries; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

SECTION 1007. Maintenance of Insurance.

            The Company shall, and shall cause its Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice.

SECTION 1008. Limitation on Company Debt.

            The Company shall not, and shall not permit any Subsidiary of the Company to, Incur any Debt unless, the ratio of (a) the aggregate principal amount of Debt of the Company and its Subsidiaries outstanding as of the most recent available balance sheet, after giving pro forma effect to the Incurrence of such Debt and any other Debt Incurred since such balance sheet date and the receipt and application of the proceeds thereof, to (b) Pro Forma Consolidated Cash Flow for the preceding four full fiscal quarters, determined on a pro forma basis as if such Debt and any other Debt Incurred since such balance sheet date had been Incurred and the proceeds therefrom had been applied at the beginning of such four fiscal quarters, would be less than 7.0 to 1.

            Notwithstanding the foregoing paragraph, the Company or any Subsidiary may Incur the following without regard to the foregoing limitation:

            (i) Debt under the Credit Agreement not to exceed $150 million aggregate principal amount at any one time outstanding, and any renewal, extension, refinancing or refunding thereof in an amount which, together with any amount remaining outstanding or available under the Credit Agreement, does not exceed $150 million;

            (ii) Debt evidenced by the 10 3/8% Notes, the 9 3/8% Notes and the Securities;

            (iii) Debt owed by the Company to any Wholly Owned Subsidiary of the Company or Debt owed by a Subsidiary of the Company to the Company or a Wholly Owned Subsidiary of the Company; provided, however, that for purposes of this Section 1008, upon either (x) the transfer or other disposition by such Wholly Owned Subsidiary or the Company of any Debt so permitted to a Person other than the Company or another Wholly Owned Subsidiary of the Company or (y) the issuance (other than directors' qualifying shares), sale, transfer or other disposition of shares of Capital Stock (including by consolidation or merger) of such Wholly Owned Subsidiary to a Person other than the Company or another such Wholly Owned Subsidiary, the provisions of this Clause (iii) shall no longer be applicable to such Debt and such Debt shall be deemed to have been Incurred at the time of such transfer or other disposition;

            (iv) Debt Incurred or Incurrable in respect of letters of credit, bankers' acceptances or similar facilities not to exceed $2 million at any one time outstanding;

            (v) Capital Lease Obligations whose Attributable Value will not exceed $5 million at any one time outstanding;

            (vi) Debt arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, provided that such Debt is extinguished within two Business Days of its Incurrence;

            (vii) Debt Incurred by a Person prior to the time (A) such Person became a Subsidiary of the Company, (B) such Person merges into or consolidates with a Subsidiary of the Company, (C) another Subsidiary of the Company merges into or consolidates with such Person (in each case in a transaction in which such Person becomes a Subsidiary of the Company) or
      (D) such Person sells any of its property consisting of operating assets to a Subsidiary of the Company subject to such Debt (whether such Debt is recourse or non-recourse to such Subsidiary), provided that in any such case such

      Debt was not Incurred in anticipation of such transaction;

            (viii) Debt evidenced (A) by the 7.75% Exchange Debentures if the 7.75% Exchange Debentures are issued in exchange for Convertible Preferred Stock or (B) by the 12 3/4% Exchangeable Debentures if the 12 3/4% Exchangeable Debentures are issued in exchange for 12 3/4% Cumulative Exchangeable Preferred Stock;

            (ix) renewals, refundings, refinancings or extensions
      (collectively, "refinancings") of the Credit Agreement, the 10 3/8% Notes, the 9 3/8% Notes, the 7.75% Exchange Debentures, the 12 3/4% Exchangeable Debentures, the Securities or any other outstanding Debt that is Incurred in compliance with this Indenture (other than Debt referred to in Clauses
      (i) through (vi) above) in an aggregate principal amount not to exceed the principal amount of the Debt so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Debt refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing by means of a tender offer or privately negotiated repurchase, plus the amount of expenses of the Company Incurred in connection with such refinancing, provided that (A) unless such refinancing Debt is Senior Debt, such refinancing Debt does not have an Average Life less than the Average Life of the Debt being refinanced and (B) if such Debt is subordinated in right of payment to the Securities such refinancing Debt is subordinated in right of payment to the Securities at least to the extent that the Debt to be refinanced is subordinated to the Securities; and

            (x) Debt not otherwise permitted to be Incurred pursuant to Clauses
      (i) through (ix) above, which, together with any other outstanding Debt Incurred pursuant to this Clause (x), has an aggregate principal amount not in excess of $15 million at any one time outstanding.

SECTION 1009. Limitation on Certain Debt.

            The Company shall not Incur or permit to exist any Debt that is by its terms both (i) subordinate in right of payment to any Senior Debt and (ii) senior in right of payment to the Securities, in each case other than by reason of its maturity. The Company shall not Incur or permit to exist any Debt that is by its terms subordinate in right of payment to the Securities unless such Debt constitutes Subordinated Debt.

SECTION 1010. Limitation on Restricted Payments.

            The Company (i) shall not, directly or indirectly, declare or pay any dividend or make any distribution in respect of any class of its Capital Stock or to the holders thereof (including pursuant to a merger or consolidation of the Company, but excluding (a) any dividends or distributions payable solely in shares of its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to acquire its Capital Stock (other than Disqualified Stock) and (b) dividends in accordance with the terms of the Convertible Preferred Stock or 12 3/4% Cumulative Exchangeable Preferred Stock, as such terms exist on the date of this Indenture), (ii) shall not, and shall not permit any Subsidiary of the Company, directly or indirectly, to purchase, redeem or otherwise acquire or retire for value (a) any Capital Stock of the Company or
(b) any options, warrants or rights to purchase or acquire shares of Capital Stock of the Company (in the case of either (a) or (b) other than in exchange for the Company's Capital Stock (other than Disqualified Stock) or options, warrants or other rights to purchase the Company's Capital Stock (other than Disqualified Stock)), (iii) shall not make, or permit any Subsidiary of the Company to make, any loan, advance, capital contribution to or Investment in, or payment on a Guarantee of any obligation of, any Affiliate, other than the Company or a Wholly Owned Subsidiary, (iv) shall not, and shall not permit any Subsidiary of the Company to, redeem, defease, repurchase, retire or otherwise acquire or retire for value prior to any scheduled maturity, repayment or sinking fund payment, Debt of the Company which is subordinated in right of payment to the Securities (other than in exchange for the Company's Capital Stock (other than Disqualified Stock) or options, warrants or other rights to purchase the Company's Capital Stock (other than Disquali-fied Stock)), and (v) may not make any Investment in any Subsidiary that is subject to an encumbrance or restriction prohibited under Section 1011 or any Investments in any Unrestricted Subsidiary (the transactions described in Clauses (i) through (v) being referred to herein as "Restricted Payments"), if at the time thereof:

            (1) an Event of Default, or an event that with the lapse of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing, or

            (2) upon giving effect to such Restricted Payment, the aggregate of all Restricted Payments from March 31, 1995 exceeds the sum of:

            (a) the remainder of (x) 100% of cumulative Consolidated Cash Flow (or, in the case Consolidated Cash Flow shall be negative, less 100% of such deficit) from March 31, 1995 through the last day of the last full fiscal quarter immediately preceding such Restricted Payment minus (y) the product of 1.4 times the cumulative Consolidated Interest Expense from March 31, 1995 through the last day of the last full fiscal quarter immediately preceding such Restricted Payment; plus

            (b) 100% of the aggregate net proceeds received by the Company since March 31, 1995, including the fair value of property other than cash (as determined in good faith by the Board of Directors and evidenced by a Board Resolution filed with the Trustee), from the issuance (other than to a Subsidiary of the Company) of Capital Stock of the Company (other than Disqualified Stock) and options, warrants, or other rights to purchase or acquire Capital Stock of the Company (other than Disqualified Stock and other than by a Subsidiary) and the principal amount of Debt of the Company that has been converted into Capital Stock of the Company (other than Disqualified Stock and other than by a Subsidiary) since March 31, 1995; plus

            (c) an amount equal to the net reduction in Investments made by the Company and its Subsidiaries subsequent to the date of original issue of the Securities pursuant to Clauses (iii) and
                  (v) above in any Affiliate or Unrestricted Subsidiary or a Subsidiary of the Company that is subject to an encumbrance or restriction prohibited under Section 1011 upon the disposition, liquidation, or repayment (including by way of dividends) thereof, from redesignations of Unrestricted Subsidiaries as Subsidiaries or from the removal of such encumbrance or restriction, but only to the extent such amounts are not included in Consolidated Net Income and not to exceed in the case of any Person the amount of Investments previously made by the Company and its Subsidiaries in such Person; plus

            (d)   $15 million.

            Notwithstanding the foregoing, so long as no Event of Default, or event that with the passing of time or the giving of notice, or both, would constitute an Event of Default, shall have occurred and is continuing or would result therefrom, the Company and any Subsidiary of the Company may (i) pay any dividend within 60 days after declaration thereof if at the declaration date such payment would have complied with the foregoing provision; (ii) make any payment in redemption of Capital Stock of the Company or options to purchase such Capital Stock granted to officers or employees of the Company pursuant to the Company's Stock Option Plan (or any successor plan) in connection with the severance or termination of officers or employees (other than W. Don Cornwell and Stuart J. Beck) not to exceed $1 million in the aggregate at any one time outstanding; (iii) make Investments not to exceed $10 million in the aggregate at any one time outstanding, in (A) any Subsidiary which is subject to any encumbrance or restriction prohibited under Section 1011 or (B) any Unrestricted Subsidiary; (iv) exchange its Convertible Preferred Stock or 12 3/4% Cumulative Exchangeable Preferred Stock in accordance with their respective terms (as such terms exist on the date of this Indenture) for the 7.75% Exchange Debentures or the 12 3/4% Exchangeable Debentures, as the case may be, and make payments of principal (premium, if any) and interest thereon in accordance with the 7.75%

Exchange Debenture Indenture or the 12 3/4% Exchangeable Debenture Indenture, as the case may be; (v) refinance any Debt otherwise permitted to be refinanced by Clause (ix) of the second paragraph of Section 1008 or solely in exchange for or out of the proceeds of the substantially concurrent sale (other than from or to a Subsidiary of the Company) of shares of Capital Stock of the Company (other than Disqualified Stock); (vi) purchase, redeem, acquire or retire any shares of Capital Stock of the Company solely in exchange for or out of the proceeds of the substantially concurrent sale (other than from or to a Subsidiary of the Company) of shares of Capital Stock (other than Disqualified Stock) of the Company; (vii) purchase or redeem any Debt from Net Available Proceeds to the extent permitted or required under Section 1013; and (viii) make Permitted Television Investments in an aggregate amount at any one time outstanding not to exceed $25 million. Any payment or Investment made pursuant to Clause (i), (ii) or (iii) of this paragraph shall be a Restricted Payment for purposes of calculating aggregate Restricted Payments under the first paragraph of this
Section 1010.

SECTION 1011. Limitations Concerning Distributions by and Transfers to
              Subsidiaries.

            The Company shall not, and shall not permit any Subsidiary of the Company to, suffer to exist any consensual encumbrance or restriction on the ability of any Subsidiary of the Company: (i) to pay, directly or indirectly, dividends or make any other distributions in respect of its Capital Stock or pay any Debt or other obligation owed to the Company or any other Subsidiary of the Company; (ii) to make loans or advances to the Company or any Subsidiary of the Company; or (iii) to transfer any of its property or assets to the Company. Notwithstanding the foregoing limitation, the Company may permit a Subsidiary to suffer to exist any such encumbrance or restriction (A) included in any instrument governing Debt Incurred by such Subsidiary pursuant to the first paragraph of Section 1008 of the Indenture for the purpose of financing all or part of the purchase price or cost of construction or improvements of property; provided, however, that the principal amount of the Debt so Incurred does not exceed the purchase price or cost of construction or improvements of such property; (B) included in the Credit Agreement; (C) imposed by virtue of applicable corporate law or regulation and relating solely to the payment of dividends or distributions to shareholders; (D) pursuant to an agreement relating to any Debt Incurred by a Person prior to the date on which such Person became a Subsidiary of the Company and outstanding on such date and not Incurred in anticipation of becoming a Subsidiary; (E) with respect to restrictions of the nature described in Clause (iii) above, included in a contract entered into in the ordinary course of business and consistent with past practices that contains provisions restricting the assignment of such contract; (F) pursuant to an agreement effecting a renewal, refunding or extension of Debt Incurred pursuant to an agreement referred to in Clause (A),
(B) or (D) above; provided, however, that the provisions contained in such renewal, refunding or extension agreement relating to such encumbrance or restriction are no more restrictive in any material respect than the provisions contained in the agreement the subject thereof, as determined in good faith by the Board of Directors and evidenced by a Board Resolution, or (G) included in any instrument governing Capital Lease Obligations whose Attributable Value will not exceed $5 million in the aggregate at any one time outstanding or included in any instrument governing a Sale and Leaseback Transaction whose Attributable Value does not exceed $2 million and the Attributable Value of all such Sale and Leaseback Transactions entered into since the date of this Indenture and otherwise prohibited by this Indenture does not exceed $5 million in the aggregate, provided that in each case, after giving effect to the Incurrence of such Capital Lease Obligation or Sale and Leaseback and the receipt and application of the proceeds thereof, the ratio of the aggregate principal amount of Debt of the Company and its Subsidiaries outstanding as of the most recent available balance sheet to Pro Forma Consolidated Cash Flow for the preceding four full fiscal quarters, determined on a pro forma basis as if such Capital Lease Obligation had been Incurred, or such Sale and Leaseback Transaction had taken place, and the proceeds therefrom had been applied at the beginning of such four fiscal quarters, would be less than 7.0 to 1.

SECTION 1012. Limitation on Transactions with Affiliates.

            The Company shall not, and shall not permit any Subsidiary of the Company to, directly or indirectly, enter into any transaction after the date of this Indenture

(including, without limitation, the purchase, sale, lease or exchange of property, the rendering of any service or the making of any loan or advance, but excluding transactions between the Company and Wholly Owned Subsidiaries), with any Affiliate, unless a majority of the disinterested members of the Board of Directors determines in its reasonable good faith judgment and which determination shall be evidenced by a Board Resolution filed with the Trustee that:

            (1) the terms of such transaction are in the best interests of the Company or such Subsidiary; and

            (2) such transaction is on terms no less favorable to the Company or such Subsidiary than those that could be obtained in a comparable arm's-length transaction with an entity that is not an Affiliate.

            Notwithstanding the foregoing, the Company shall not be required to file any Board Resolution referred to in the preceding paragraph with respect to matters solely concerning the compensation of employees.

SECTION 1013.  Limitation on Certain Asset Dispositions.

            (a) The Company shall not, and shall not permit any Subsidiary to, make an Asset Disposition in one or more transactions in any fiscal year unless
(i) the Company (or the Subsidiary, as the case may be) receives consideration at the time of such sale or other disposition at least equal to the fair market value for the assets sold or otherwise disposed of (which shall be as determined in good faith by the Board of Directors, evidenced by a Board Resolution), (ii) at least 85% of the consideration for such disposition shall consist of cash or readily marketable cash equivalents or the assumption of Debt of the Company or a Subsidiary or other obligations relating to such assets and a release from all liability on the Debt or other obligations assumed, and (iii) all Net Available Proceeds of such disposition and from the sale of any marketable cash equivalents received thereby, less any amounts invested as described in the second sentence of the following paragraph, are applied (A) first, within 120 days of such disposition, to the reduction of any obligations then outstanding under the Credit Agreement (or any successor credit facility) to the extent the terms of such Credit Agreement (or successor credit facility) require such application or prohibit prepayment of the Securities; (B) second, within 120 days of such disposition, to the repayment of any other Senior Debt to the extent the terms of such Senior Debt require such application or prohibit prepayment of the Securities; (C) third, to the extent of any remaining Net Available Proceeds and so long as any 10 3/8% Notes are outstanding, to make an offer to purchase the 10 3/8% Notes in accordance with the requirements of the 10 3/8% Note Indenture;
(D) fourth, to the extent of any remaining Net Available Proceeds and so long as any 9 3/8% Notes are outstanding, to make an offer to purchase the 9 3/8% Notes in accordance with the requirements of the 9 3/8% Note Indenture; (E) fifth, to the extent more than $5,000,000 of Net Available Proceeds are not required to be applied to the repayments as specified in Clauses (A), (B), (C) and (D), to purchases of Outstanding Securities pursuant to an Offer to Purchase commenced within 120 days of such disposition at a purchase price equal to 100% of their principal amount plus accrued interest to the date of purchase; (F) sixth, to the extent of any remaining Net Available Proceeds following the completion of the Offer to Purchase Securities required by Clause (E), to the repayment of other Debt of the Company or Debt of a Subsidiary of the Company, to the extent permitted under the terms thereof; and (G) seventh, to the extent of any remaining Net Available Proceeds, to any other use as determined by the Company which is not otherwise prohibited by this Indenture.

            Notwithstanding Clause (ii) above, all or a portion of the consideration for any such disposition may consist of all or substantially all of the assets or a majority of the Voting Stock of an existing television or radio broadcasting or cable television business or franchise (whether existing as a separate entity, subsidiary, division, unit or otherwise) if after giving effect to any such disposition and related acquisition of assets, (x) the ratio of the aggregate principal amount of Debt of the Company and its Subsidiaries outstanding as of the most recent available balance sheet to Pro Forma Consolidated Cash Flow for the preceding four fiscal quarters, determined on a pro forma basis as if such transaction had taken place and the proceeds therefrom had been applied at the beginning of such four fiscal quarters, would be less than 7.0 to 1; (y) no Event of Default or event that, with the passing of time or the giving of notice, or both, will constitute an Event of Default shall have occurred or be continuing; and (z) the Net Available Proceeds, if any, are invested in accordance with the next sentence of this paragraph. Notwithstanding

Clause (iii) above, the Company shall not be required to repurchase or redeem any Debt to the extent that the Net Available Proceeds from any Asset Disposition are invested within 120 days of such disposition in television or radio broadcasting or cable television assets or franchises or the Company shall have entered into a definitive agreement to acquire such assets subject only to customary conditions, including, without limitation, the approval of the Federal Communications Commission (but excluding any conditions with respect to the financing of such acquisition or due diligence) and such acquisition shall have been consummated within 240 days of such disposition. Notwithstanding the foregoing two sentences, the Company shall not be entitled to take as consideration for an Asset Disposition, or invest Net Available Proceeds in lieu of repurchasing or redeeming Debt in, any television or radio broadcasting or cable television assets, business or franchise unless the majority of the assets (including intangibles) so acquired or the majority of the assets (including intangibles) of the business or franchise so acquired are related to television or radio broadcasting.

            (b) The Company will mail the Offer for an Offer to Purchase required pursuant to Section 1013(a) not more than 120 days after consummation of the disposition referred to in Section 1013(a), unless the Company shall have entered into a definitive agreement to acquire such assets as described above, in which case the Company will mail the Offer for the Offer to Purchase not later than the earlier of (A) 240 days after such disposition and (B) 30 days after the termination of any such definitive acquisition agreement. The aggregate principal amount of the Securities to be offered to be purchased pursuant to the Offer to Purchase shall equal the Net Available Proceeds available therefor pursuant to Clause (iii)(D) of Section 1013(a) (rounded down to the next lowest integral multiple of $1,000). Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

            The Company shall not be entitled to any credit against its obligations under this Section 1013 for the principal amount of any Securities acquired or redeemed by the Company otherwise than pursuant to the Offer to Purchase pursuant to this Section 1013.

            (c) Not later than the date of the Offer with respect to an Offer to Purchase pursuant to this Section 1013, the Company shall deliver to the Trustee an Officers' Certificate as to (i) the Purchase Amount, (ii) the allocation of the Net Available Proceeds from the Asset Disposition pursuant to which such Offer is being made, including, if amounts are invested in assets related to the business, the actual assets acquired and (iii) the compliance of such allocation with the provisions of Section 1013(a).

            The Company and the Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. On or prior to the Purchase Date, the Company shall (i) accept for payment (on a pro rata basis, if necessary) Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the paying agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and
(iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent (or the Company, if so acting) shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security of like tenor equal in principal amount to any unpurchased portion of the Security surrendered. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof.

            (d) Notwithstanding the foregoing, this Section 1013 shall not apply to any Asset Disposition which constitutes a transfer, conveyance, sale, lease or other disposition of all or substantially all of the Company's properties or assets within the meaning of Section 801 hereof.

SECTION 1014. Limitation on Issuances and Sales of Capital Stock of Wholly Owned
              Subsidiaries.

            The Company (i) shall not and shall not permit any Wholly Owned Subsidiary to transfer, convey, sell or other-wise dispose of Capital Stock of such or any other Wholly Owned Subsidiary to any Person (other than the Company or a Wholly Owned Subsidiary) unless such transfer, conveyance, sale or other disposition is of all the Capital Stock of such Wholly Owned Subsidiary and the Net Available Proceeds from such transfer, conveyance, sale or other disposition are applied in accordance with Section 1013 (including the provisions thereof relating to the application of the Net Available Proceeds therefrom) and (ii) may not permit any Wholly Owned Subsidiary to issue shares of Capital Stock (other than directors' qualifying shares), or securities convertible into, or warrants, rights or options to subscribe for or purchase shares of, its Capital Stock to any Person other than to the Company or a Wholly Owned Subsidiary unless in the case of either Clause
(i) or (ii) above (A) after giving effect to any such sale, disposition or issuance, the ratio of the aggregate principal amount of Debt of the Company and its Subsidiaries outstanding as of the most recent available balance sheet to Pro Forma Consolidated Cash Flow for the preceding four fiscal quarters, determined on a pro forma basis as if such sale, disposition or issuance had taken place and the Net Available Proceeds therefrom had been applied at the beginning of such four fiscal quarters, would be less than 7.0 to 1; (B) immediately after giving effect to such sale, disposition or issuance (including any acquisition of assets with Net Available Proceeds) no Event of Default or event that with the passing of time or the giving of notice, or both, will constitute an Event of Default shall have occurred or be continuing; (C) the assets acquired pursuant to such sale, disposition or issuance, are either (x) at least 85% cash or readily marketable cash equivalents and the Net Available Proceeds from such sale, disposition or issuance are applied in accordance with
Section 1013 (including the provisions thereof relating to the application of Net Available Proceeds therefrom) or (y) all or substantially all of the assets or a majority of the Voting Stock of an existing television or radio broadcasting or cable television business or franchise (whether existing as a separate entity, subsidiary, division, unit or otherwise) (subject to the restrictions described in the last sentence of the second paragraph of Section 1013(a)); (D) after giving effect to any such sale, disposition or issuance, such Wholly Owned Subsidiary shall be a Subsidiary of the Company and (E) the Company (or the Subsidiary, as the case may be) receives consideration at the time of the issuance, sale or disposition of the Capital Stock at least equal to the fair value for the Capital Stock issued or sold (which shall be determined in good faith by the Board of Directors, evidenced by a Board Resolution).

SECTION 1015. Limitation on Liens Securing Company Subordinated Debt.

            The Company may not, and may not permit any Subsidiary of the Company to, Incur or suffer to exist any Lien on or with respect to any property or assets now owned or hereafter acquired to secure any Debt of the Company that is expressly by its terms subordinate or junior in right of payment (other than by reason of maturity) to any other Debt of the Company without making, or causing such Subsidiary to make, effective provision for securing the Securities
(x) equally and ratably with such Debt as to such property or assets for so long as such Debt will be so secured or (y) in the event such Debt is subordinate in right of payment (other than by reason of maturity) to the Securities, prior to such Debt as to such property or assets for so long as such Debt will be so secured.

SECTION 1016. Limitation on Guarantees of Company Subordinated Debt.

            The Company may not permit any Subsidiary, directly or indirectly, to assume, Guarantee or in any other manner become liable with respect to any Debt of the Company that is expressly by its terms subordinate or junior in right of payment (other than by reason of maturity) to any other Debt of the Company.

SECTION 1017. Change of Control.

            (a) Upon the occurrence of a Change of Control (as defined below), each Holder of a Security shall have the right to have such Security repurchased by the Company on the terms and conditions precedent set forth in this Section 1017 and this Indenture. The Company shall, within 30 days following the date of the consummation of a transaction resulting in a Change of Control, mail an Offer with respect to an Offer to Purchase all Outstanding Securities at a purchase price equal to 101% of their aggregate principal amount plus accrued interest to the Purchase Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section
308. Each Holder shall be entitled to tender all or any portion of the Securities owned by such Holder pursuant to the Offer to Purchase, subject to the requirement that any portion of a Security tendered must be tendered in an integral multiple of $1,000 principal amount.

            (b) The Company and Trustee shall perform their respective obligations specified in the Offer for the Offer to Purchase. Prior to the Purchase Date, the Company shall (i) accept for payment Securities or portions thereof tendered pursuant to the Offer, (ii) deposit with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) money sufficient to pay the purchase price of all Securities or portions thereof so accepted and (iii) deliver or cause to be delivered to the Trustee all Securities so accepted together with an Officers' Certificate stating the Securities or portions thereof accepted for payment by the Company. The Paying Agent shall promptly mail or deliver to Holders of Securities so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Security or Securities equal in principal amount to any unpurchased portion of the Security surrendered as requested by the Holder. Any Security not accepted for payment shall be promptly mailed or delivered by the Company to the Holder thereof.

            (c) A "Change of Control" shall be deemed to have occurred in the event that, after the date of this Indenture, either (A) any Person or any Persons (other than one or more Permitted Holders) acting together which would constitute a "group" (a "Group") for purposes of Section 13(d) of the Exchange Act, or any successor provision thereto, together with any Affiliates, shall beneficially own (as defined in Rule 13d-3 of the Exchange Act or any successor provision thereto) at least 50% of the aggregate voting power of all classes of Voting Stock of the Company; or (B) any Person or Group (other than Permitted Holders), together with any Affiliates, shall succeed in having a sufficient number of its nominees elected to the Board of Directors of the Company such that such nominees, when added to any existing directors remaining on the Board of Directors of the Company after such election who are Affiliates, shall constitute a majority of the Board of Directors of the Company. "Permitted Holder" means (i) W. Don Cornwell and Stuart J. Beck, (ii) the members of the immediate family of either of the persons referred to in Clause (i) above, (iii) any trust created for the benefit of the persons described in Clause (i) or (ii) above or any of their estates or
(iv) any corporation that is controlled by any person described in Clause (i),
(ii) or (iii) above.

            (d) Prior to the time required for the mailing of an Offer with respect to an Offer to Purchase pursuant to paragraph (a), the Company will (i) to the extent then required to be repaid, pay in full all outstanding Senior Debt so as to permit the making of the Offer to Purchase or (ii) obtain the requisite consents then required under the agreements governing any Senior Debt. The failure by the Company to satisfy either clause (i) or clause (ii) above shall not relieve the Company of its obligation to make an Offer to Purchase required by paragraph (a) of this Section 1017 in accordance with such paragraph.

SECTION 1018.  Provision of Financial Information.

            So long as any of the Securities are Outstanding, and in addition to and without limitation of the Company's obligations pursuant to Section 704, whether or not the Company is subject to Section 13(a) or 15(d) of the Exchange Act, the Company shall file with the Commission the annual reports, quarterly reports and other documents that the Company would have been required to file with the Commission pursuant to such Sections 13(a) and 15(d) of the Exchange Act if the Company were so subject, such documents to be filed with the Commission on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been required so to file such documents if the Company were so subject, provided that the Commission permits such filing. The Company shall also in any event (x) within 15 days of each Required Filing Date
(i) transmit by mail to all Holders, as their names and addresses appear in the Security Register, without cost to such Holders and (ii) file with the Trustee copies of the annual reports, quarterly reports and other documents which the Company would have been required to file with the Commission pursuant to
Section 13(a) and 15(d) of the Exchange Act if the

Company were subject to such Sections and (y) if filing such documents by the Company with the Commission is not permitted under the Exchange Act, promptly upon written request supply copies of such documents to any prospective Holder.

SECTION 1019.  Statement by Officers as to Default.

            (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 1004 to 1018, inclusive, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

            (b) The Company shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware of the occurrence of an Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

SECTION 1020.  Waiver of Certain Covenants.

            The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1004 to 1017, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                            Redemption of Securities

SECTION 1101.  Right of Redemption.

            (a) The Securities may be redeemed at the election of the Company from time to time in the event that on or before May 15, 2001 the Company receives net proceeds from the sale of its Capital Stock (other than Disqualified Stock) in one or more offerings, in which case the Company may, at its option and from time to time, use all or a portion of any such net proceeds to redeem Securities in a principal amount of at least $5,000,000 and up to aggregate amount equal to 35% of the Original Securities, provided, however, that Securities in an amount equal to at least 65% of the Original Securities remain outstanding after each such redemption. Any such redemption must occur on a Redemption Date within 75 days of any such sale and upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at such Holder's address appearing in the Security Register, at a Redemption Price of 108.875% of the principal amount of the Securities plus accrued interest to but excluding the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).

            (b) In addition, the Securities may be redeemed at the election of the Company, as a whole or from time to time in part, at any time on or after May 15, 2003 and prior to maturity, upon not less than 30 nor more than 60 days' notice mailed to each Holder of Securities to be redeemed at the address appearing in the Security Register, in amounts of $1,000 or an integral multiple of $1,000, at the Redemption Prices specified in the form of Security hereinbefore set forth, together with accrued interest to the Redemption Date.

SECTION 1102.  Applicability of Article.

            Redemption of Securities at the election of the Company, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103.  Election to Redeem; Notice to Trustee.

            The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104.  Securities to Be Redeemed Pro Rata.

            If less than all the Securities are to be redeemed in any redemption, the Securities to be redeemed shall be selected from the Outstanding Securities not previously called for redemption, not more than 60 days prior to the Redemption Date by the Trustee pro rata, by lot or by such other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

            The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.  Notice of Redemption.

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

            All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) whether the redemption is being made pursuant to Section 1101(a) or (b) and, if being made pursuant to either Section 1101(a), a brief statement setting forth the Company's right to effect such redemption and the Company's basis therefor,

            (4) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

            (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

            (7) that in the case that a Security is only redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities in an aggregate amount equal to the unredeemed portion of the Security.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.  Deposit of Redemption Price.

            Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

SECTION 1107.  Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 308.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.

SECTION 1108.  Securities Redeemed in Part.

            Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                 ARTICLE TWELVE

                           Subordination of Securities

SECTION 1201. Securities Subordinate to Senior Debt.

            The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner herein after set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Debt.

SECTION 1202. Payment Over of Proceeds Upon Dissolution, Etc.

            In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as a "Junior Subordinated Payment"), on account of principal of (or premium, if any) or interest on the Securities or on account of purchase or other acquisition of Securities by the Company or any Subsidiary (all such payments, distributions, purchases and acquisitions herein referred to individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities which may be payable or deliverable in respect of the Securities in any such Proceeding.

            In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full in cash or cash equivalents, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt unless the Trustee shall have knowledge, as provided in Section 1209, that the Senior Debt has been paid in full or payment provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holder of Senior Debt.

            For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Securities are so subordinated as provided in this Article (any such stock or securities hereinafter called "Subordinated Consideration"). The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1203. No Payment When Senior Debt in Default.

            In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, then no Securities Payment (other than in Subordinated Consideration) shall be made unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist or all amounts then due and payable in respect of Senior Debt shall have been paid in full, or provision shall have been made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt. "Senior Payment Default" means any default in the payment of principal of (or premium, if any) or interest with respect to the Senior Debt when due, whether at the Stated Maturity of any such payment or by declaration of acceleration, call for redemption or otherwise.

            In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from the Agent Bank for the Credit Agreement (or any successor credit facility) or such other holder of Senior Debt as the Company shall have designated in an Officers' Certificate delivered to the Trustee (the "Designated Senior Debt"), no Securities Payment (other than in Subordinated Consideration) shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist and any acceleration of Senior Debt shall have been rescinded or annulled or the Senior Debt to which such Senior Nonmonetary Default relates shall have been discharged or (ii) the 179th day after the date of such receipt of such written notice; provided, however, that no more than one Payment Blockage Period may be commenced with respect to the Securities during any 360-day period and there shall be a period of at least 181 consecutive days in each such 360-day period when no Payment Blockage Period is in effect. For all purposes of this paragraph, no Senior Nonmonetary Default that existed or was continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by holders of Senior Debt or their representatives unless such Senior Nonmonetary Default shall have been cured or waived for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means the occurrence or existence of any event, circumstance, condition or state of facts that, by the terms of any instrument pursuant to which any Senior Debt is outstanding, permits one or more holders of such Senior Debt (or a trustee or agent on behalf of the holders thereof) then to declare such Senior Debt due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

            In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or any Holder prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee as provided in Section 1209 or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

            The provisions of this Section shall not apply to any payment with respect to which Section 1202 would be applicable.

SECTION 1204. Payment Permitted If No Default.

            Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1202 or under the conditions described in Section 1203, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

SECTION 1205. Subrogation to Rights of Holders of Senior Debt.

            Subject to the payment in full of all amounts due or to become due on or in respect of Senior Debt, or provision being made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

SECTION 1206. Provisions Solely to Define Relative Rights.

            The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, is intended to rank equally with all other general obligations of the Company) to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or
(b) affect the relative rights against the Company of the Holders of the

Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies other wise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder.

SECTION 1207. Trustee to Effectuate Subordination.

            Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1208. No Waiver of Subordination Provisions.

            No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regard less of any knowledge thereof any such holder may have or be otherwise charged with.

            Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing

Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1209.  Notice to Trustee.

            The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist, provided, however, that if a Responsible Officer of the Trustee shall not have received, at least three Business Days prior to the date upon which by the terms hereof any such money may become payable for any purpose, the notice with respect to such money provided for in this Section 1209, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

            Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Debt (or a trustee therefor); provided, however, that failure to give such notice to the Company shall not affect in any way the ability of the Trustee to rely on such notice. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such

Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1210. Reliance on Judicial Order or Certificate of Liquidating Agent.

            Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1211. Trustee Not Fiduciary for Holders of Senior Debt.

            With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt, shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

SECTION 1212. Rights of Trustee as Holder of Senior Debt; Preservation of
              Trustee's Rights.

            The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

            Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1213. Article Applicable to Paying Agents.

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1212 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1214. Defeasance of this Article Twelve.

            The subordination of the Securities provided by this Article Twelve is expressly made subject to the provisions for defeasance or covenant defeasance in Article Thirteen hereof and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Twelve.

                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance.

            The Company may at its option by Board Resolution, at any time (subject to 10-day prior written notification to the Trustee), elect to have either Section 1302 or Section 1303 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

SECTION 1302.  Defeasance and Discharge.

            Upon the Company's exercise of the option provided in Section 1301 applicable to this Section, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 307, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this
Section 1302 notwithstanding the prior exercise of its option under Section
1303.

SECTION 1303. Covenant Defeasance.

            Upon the Company's exercise of the option provided in Section 1301 applicable to this Section (i) the Company shall be released from its obligations under Sections 1005 through 1018, inclusive, and Clauses (3) and (4) of Section 801, (ii) the occurrence of an event specified in Sections 501(3), 501(4) (with respect to Clauses (3) and (4) of Section 801 and Sections 1005 through 1018, inclusive), 501(5) and 501(6) shall not be deemed to be an Event of Default and (iii) the provisions of Article Twelve shall cease to be effective, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 1304. Conditions to Defeasance or Covenant Defeasance.

            The following shall be the conditions to application of either
Section 1302 or Section 1303 to the Outstanding Securities:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 609 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities,
      (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized accounting firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and each installment of interest on the Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

            (2) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 501(8) and (9) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (3) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to any securities of the Company.

            (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

            (5) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

            (6) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

            (7) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (8) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

            (9) At the time of such deposit: (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Debt shall have occurred and be continuing, and no event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other event of default with respect to any Senior Debt shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Debt (or a trustee on behalf of the holders thereof) to declare such Senior Debt due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in
              Trust; Other Miscellaneous Provisions.

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may deter mine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Out standing Securities.

            Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally recognized accounting firm expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       GRANITE BROADCASTING CORPORATION



                                       By /s/ Lawrence I. Willis
                                          --------------------------------------
                                          Name:  Lawrence I. Willis
                                          Title: Vice President-Finance and
                                                 Controller


    [SEAL]

Attest:


/s/ [ILLEGIBLE]
-----------------------


                                       THE BANK OF NEW YORK, as Trustee


                                       By
                                          --------------------------------------
                                          Name:
                                          Title:


    [SEAL]

Attest:



-----------------------

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                       GRANITE BROADCASTING CORPORATION



                                       By
                                          --------------------------------------
                                          Name:
                                          Title:


    [SEAL]

Attest:



-----------------------


                                       THE BANK OF NEW YORK, as Trustee


                                       By /s/ Van K. Brown
                                          --------------------------------------
                                          Name:  Van K. Brown
                                          Title: Assistant Vice President


    [SEAL]

Attest:


/s/ [ILLEGIBLE]
-----------------------

STATE OF NEW YORK  )
                     ss.:
COUNTY OF NEW YORK )

            On the 11th day of May, 1998, before me personally came Lawrence I. Wills, to me known, who, being by me duly sworn, did depose and say that he is the Vice President-Finance and Controller of Granite Broadcasting Corporation, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                                       /s/ [ILLEGIBLE]
                                       ------------------------------


STATE OF NEW YORK  )
                    ss.:
COUNTY OF NEW YORK )

            On the 11th day of May, 1998, before me personally came Van K. Brown, to me known, who, being by me duly sworn, did depose and say that he is a Assistant Vice President of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the By-Laws of said corporation; and that he signed his name thereto by like authority.


                                       /s/ William J. Cassels
                                      ------------------------------

                                               WILLIAM J. CASSELS
                                        Notary Public, State of New York
                                               No. 01CA5027729
                                          Qualified in Bronx County
                                     Certificate Filed in New York County
                                        Commission Expires May 16, 1998

                                                        ANNEX A - Form of
                                                        Regulation S Certificate


                            REGULATION S CERTIFICATE

           (For transfers pursuant to ss. 306(b)(i) of the Indenture)

[                ]
[                ]
[                ]
[                ]


            Re:  8 7/8% Senior Subordinated
                 Notes due May 15, 2008 of
                 Granite Broadcasting
                 Corporation (the "Securities")

            Reference is made to the Indenture, dated as of May 11, 1998 (the "Indenture"), from Granite Broadcasting Corporation (the "Company") to The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. $_______________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No. U38727AC4

            CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

            (1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:

                  (A) the Owner is not a distributor of the Securities, an
            affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;

                  (B) the offer of the Specified Securities was not made to a person in the United States;

                  (C) either:

                        (i) at the time the buy order was originated, the
                  Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                        (ii) the transaction is being executed in, on or through
                  the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

                  (D) no directed selling efforts have been made in the United
            States by or on behalf of the Owner or any affiliate thereof;

                  (E) if the Owner is a dealer in securities or has received a selling concession, fee or other renumeration in respect of the Specified Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(c)(1) have been satisfied; and

                  (F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

            (2) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule
            144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:                                  ----------------------------------------
                                        (Print the name of the Undersigned, as
                                        such term is defined in the second
                                        paragraph of this certificate.)




                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned must be stated.)

                                                    ANNEX B - Form of Restricted
                                                    Securities Certificate


                        RESTRICTED SECURITIES CERTIFICATE

           (For transfers pursuant to ss. 306(b)(ii) of the Indenture)

[                ]
[                ]
[                ]
[                ]

            Re:  8 7/8% Senior Subordinated
                 Notes due May 15, 2008 of
                 Granite Broadcasting
                 Corporation (the "Securities")

            Reference is made to the Indenture, dated as of May 11, 1998 (the "Indenture"), from Granite Broadcasting Corporation (the "Company") to The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S.$_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No. 387241AJ1
            ISIN No. USU38727AC43
            CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". The Specified Securities are represented by a Global Security and are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

            i.          Rule 144A Transfers. If the transfer is being effected
                  in accordance with Rule 144A:

                  (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

            ii.         Rule 144 Transfers. If the transfer is being effected
                  pursuant to Rule 144:

                  (A) the transfer is occurring after a holding period of at least one year (computed in accordance with paragraph (d) of Rule
            144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (B) the transfer is occurring after a holding period of at least two years has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:                                  ----------------------------------------
                                        (Print the name of the Undersigned, as
                                        such term is defined in the second
                                        paragraph of this certificate.)



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned must be stated.)

                                                  ANNEX C - Form of Unrestricted
                                                  Securities Certificate


                       UNRESTRICTED SECURITIES CERTIFICATE

         (For removal of Securities Act Legends pursuant to ss. 306(c))


[                ]
[                ]
[                ]
[                ]

            Re:  8 7/8% Senior Subordinated
                 Notes due May 15, 2008 of
                 Granite Broadcasting
                 Corporation (the "Securities")

            Reference is made to the Indenture, dated as of May 11, 1998 (the "Indenture"), from Granite Broadcasting Corporation (the "Company") to The Bank of New York, as Trustee. Terms used herein and defined in the Indenture or in Regulation S or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

            This certificate relates to U.S. $_____________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

            CUSIP No(s). ___________________________

            CERTIFICATE No(s). _____________________

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Under signed, as or on behalf of the Owner.

            The Owner has requested that the Specified Securities be exchanged for Securities bearing no Securities Act Legend pursuant to Section 306(c) of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a holding period of at least three years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the Specified Securities were last acquired from the Company or from an affiliate of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.


Dated:                                  ----------------------------------------
                                        (Print the name of the Undersigned, as
                                        such term is defined in the second
                                        paragraph of this certificate.)





                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        (If the Undersigned is a corporation,
                                        partnership or fiduciary, the title of
                                        the person signing on behalf of the
                                        Undersigned must be stated.)

                                            ANNEX D -- Form of Certification to
                                            be Given by Holders of Beneficial
                                            Interest in a Regulation S Temporary
                                            Global Security


                         OWNER SECURITIES CERTIFICATION

                        GRANITE BROADCASTING CORPORATION

                8 7/8% Senior Subordinated Notes due May 15, 2008

            This is to certify that, as of the date hereof, $________ of the above-captioned Securities are beneficially owned by non-U.S. person(s). As used in this paragraph, the term "U.S. person" has the meaning given to it by Regulation S under the Securities Act of 1933, as amended.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

            We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceedings.

Dated:______________, ____

By:____________________________________________
   As, or as agent for, the beneficial owner(s)
   of the Securities to which this certificate
   relates.

                                             ANNEX E -- Form of Certification to
                                             be Given by the Euroclear Operator
                                             or Cedel S.A.


                       DEPOSITARY SECURITIES CERTIFICATION

                        GRANITE BROADCASTING CORPORATION

                8 7/8% Senior Subordinated Notes due May 15, 2008

            This is to certify that, with respect to U.S.$___________ principal amount of the above-captioned Securities, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from member organizations appearing in our records as persons being entitled to a portion of the principal amount of Securities set forth above (our "Member Organizations"), certifications with respect to such portion, substantially to the effect set forth in the Indenture.

            We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Regulation S Temporary Global Security (as defined in the Indenture) excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

            We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

Dated:  _____________, _______

Yours faithfully,
[MORGAN GUARANTY TRUST COMPANY OF NEW YORK, Brussels office, as operator of the Euroclear System]

  or

[CEDEL S.A.]


By____________________________


                                       E-2